UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07205

Variable Insurance Products Fund III

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, MA 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Balanced Portfolio

Semi-Annual Report

June 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of June 30, 2020

% of fund's net assets
Microsoft Corp.	4.0
Apple, Inc.	3.4
Amazon.com, Inc.	2.8
Facebook, Inc. Class A	1.7
Alphabet, Inc. Class C	1.7
13.6

Top Five Bond Issuers as of June 30, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	7.6
Fannie Mae	2.8
Ginnie Mae	1.6
Freddie Mac	1.4
Uniform Mortgage Backed Securities	1.5
14.9

Top Five Market Sectors as of June 30, 2020

% of fund's net assets
Information Technology	16.7
Financials	13.0
Health Care	11.1
Communication Services	8.5
Consumer Discretionary	7.8

Asset Allocation (% of fund's net assets)

As of June 30, 2020*
Stocks and Equity Futures	66.3%
Bonds	32.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%
Other Investments	0.2%

 * Foreign investments - 10.9%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 65.8%
	Shares	Value
COMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	227,354	$6,872,911
Vonage Holdings Corp. (a)	513,561	5,166,424
		12,039,335
Entertainment - 1.4%
Activision Blizzard, Inc.	291,307	22,110,201
Electronic Arts, Inc. (a)	47,410	6,260,491
Live Nation Entertainment, Inc. (a)	10,750	476,548
Netflix, Inc. (a)	52,296	23,796,772
The Walt Disney Co.	162,983	18,174,234
		70,818,246
Interactive Media & Services - 4.1%
Alphabet, Inc.:
Class A (a)	16,322	23,145,412
Class C (a)	60,032	84,861,836
ANGI Homeservices, Inc. Class A (a)(b)	41,388	502,864
Eventbrite, Inc. (a)	137,367	1,177,235
Facebook, Inc. Class A (a)	375,802	85,333,360
IAC/InterActiveCorp (a)	1,559	504,181
Wise Talent Information Technology Co. Ltd. (a)	1,132,600	2,510,556
Zoominfo Technologies, Inc.	67,200	3,429,216
		201,464,660
Media - 0.3%
Altice U.S.A., Inc. Class A (a)	149,248	3,364,050
Comcast Corp. Class A	90,753	3,537,552
Discovery Communications, Inc. Class A (a)	31,219	658,721
Interpublic Group of Companies, Inc.	40,295	691,462
Liberty Media Corp. Liberty Formula One Group Series C (a)	39,098	1,239,798
Nexstar Broadcasting Group, Inc. Class A	25,964	2,172,927
ViacomCBS, Inc. Class B	83,270	1,941,856
		13,606,366
Wireless Telecommunication Services - 0.6%
Boingo Wireless, Inc. (a)	510,220	6,796,130
SoftBank Group Corp.	110,000	5,547,044
T-Mobile U.S., Inc. (a)	178,533	18,594,212
T-Mobile U.S., Inc. rights 7/28/20 (a)	91,833	15,428
		30,952,814

TOTAL COMMUNICATION SERVICES		328,881,421

CONSUMER DISCRETIONARY - 7.2%
Auto Components - 0.1%
Aptiv PLC	66,900	5,212,848
Distributors - 0.1%
LKQ Corp. (a)	211,000	5,528,200
Diversified Consumer Services - 0.1%
Afya Ltd.	111,210	2,606,762
Hotels, Restaurants & Leisure - 1.0%
Boyd Gaming Corp.	62,900	1,314,610
Churchill Downs, Inc.	32,800	4,367,320
Compass Group PLC	390,200	5,368,549
Dunkin' Brands Group, Inc.	88,100	5,746,763
Marriott International, Inc. Class A	54,100	4,637,993
McDonald's Corp.	145,500	26,840,385
Starbucks Corp.	29,700	2,185,623
Vail Resorts, Inc.	7,800	1,420,770
		51,882,013
Household Durables - 0.3%
Leggett & Platt, Inc.	62,400	2,193,360
Lennar Corp. Class A	135,300	8,337,186
Mohawk Industries, Inc. (a)	26,700	2,716,992
Tempur Sealy International, Inc. (a)	39,600	2,849,220
		16,096,758
Internet & Direct Marketing Retail - 3.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	31,400	6,772,980
Amazon.com, Inc. (a)	49,510	136,589,178
Ocado Group PLC (a)	61,600	1,547,943
The Booking Holdings, Inc. (a)	8,000	12,738,720
		157,648,821
Leisure Products - 0.2%
Mattel, Inc. (a)(b)	252,500	2,441,675
Peloton Interactive, Inc. Class A (a)	95,600	5,522,812
		7,964,487
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	138,300	12,817,644
Specialty Retail - 1.6%
Burlington Stores, Inc. (a)	20,600	4,056,758
Lowe's Companies, Inc.	228,500	30,874,920
The Home Depot, Inc.	89,108	22,322,445
Tiffany & Co., Inc.	17,000	2,072,980
TJX Companies, Inc.	334,580	16,916,365
Ulta Beauty, Inc. (a)	16,600	3,376,772
		79,620,240
Textiles, Apparel & Luxury Goods - 0.3%
LVMH Moet Hennessy Louis Vuitton SE	8,600	3,796,859
NIKE, Inc. Class B	80,730	7,915,577
PVH Corp.	42,000	2,018,100
Tapestry, Inc.	190,500	2,529,840
		16,260,376

TOTAL CONSUMER DISCRETIONARY		355,638,149

CONSUMER STAPLES - 4.4%
Beverages - 1.3%
Boston Beer Co., Inc. Class A (a)	3,700	1,985,605
Keurig Dr. Pepper, Inc.	137,117	3,894,123
Monster Beverage Corp. (a)	119,626	8,292,474
PepsiCo, Inc.	200,100	26,465,226
Pernod Ricard SA	22,700	3,571,758
The Coca-Cola Co.	518,000	23,144,240
		67,353,426
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	72,000	21,831,120
Kroger Co.	138,200	4,678,070
Performance Food Group Co. (a)	55,165	1,607,508
Sysco Corp.	108,700	5,941,542
U.S. Foods Holding Corp. (a)	209,600	4,133,312
Walmart, Inc.	203,300	24,351,274
		62,542,826
Food Products - 0.5%
Beyond Meat, Inc. (a)	7,900	1,058,442
Freshpet, Inc. (a)	32,000	2,677,120
JDE Peet's BV	32,100	1,301,202
Lamb Weston Holdings, Inc.	84,000	5,370,120
Mondelez International, Inc.	278,300	14,229,479
		24,636,363
Household Products - 1.1%
Church & Dwight Co., Inc.	54,200	4,189,660
Clorox Co.	10,400	2,281,448
Energizer Holdings, Inc.	35,000	1,662,150
Procter & Gamble Co.	363,000	43,403,910
Reckitt Benckiser Group PLC	19,066	1,754,042
		53,291,210
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	48,600	9,169,848
Tobacco - 0.0%
Altria Group, Inc.	80,608	3,163,864

TOTAL CONSUMER STAPLES		220,157,537

ENERGY - 2.1%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	119,300	1,836,027
Championx Corp. (a)	36,408	355,342
John Wood Group PLC	121,700	292,323
Oceaneering International, Inc. (a)	331,290	2,116,943
SBM Offshore NV	100,500	1,469,546
Subsea 7 SA (a)	402,000	2,530,968
TechnipFMC PLC	32,100	219,564
		8,820,713
Oil, Gas & Consumable Fuels - 1.9%
Africa Oil Corp. (a)	823,954	649,404
Aker Bp ASA	53,800	979,833
Apache Corp.	377,800	5,100,300
Canadian Natural Resources Ltd.	303,600	5,266,485
Cheniere Energy, Inc. (a)	30,000	1,449,600
Chevron Corp.	61,800	5,514,414
Enbridge, Inc.	30,300	921,726
Equinor ASA sponsored ADR	341,800	4,949,264
Exxon Mobil Corp.	688,500	30,789,720
Galp Energia SGPS SA Class B	206,400	2,394,239
Gibson Energy, Inc.	33,600	522,958
Hess Corp.	187,300	9,704,013
Kosmos Energy Ltd.	734,200	1,218,772
Marathon Petroleum Corp.	5,600	209,328
MEG Energy Corp. (a)	675,200	1,875,003
Phillips 66 Co.	87,426	6,285,929
Reliance Industries Ltd. (a)	18,564	195,998
Reliance Industries Ltd.	262,837	5,928,924
Reliance Industries Ltd. sponsored GDR (c)	50,400	2,328,480
Shell Midstream Partners LP	19,240	236,075
Total SA sponsored ADR	178,300	6,857,418
Valero Energy Corp.	73,100	4,299,742
		97,677,625

TOTAL ENERGY		106,498,338

FINANCIALS - 6.7%
Banks - 1.9%
Bank of America Corp.	1,250,687	29,703,816
Citigroup, Inc.	489,054	24,990,659
Comerica, Inc.	56,800	2,164,080
EFG Eurobank Ergasias SA (a)	3,595,500	1,648,134
First Horizon National Corp.	248,900	2,479,044
Huntington Bancshares, Inc.	281,138	2,540,082
JPMorgan Chase & Co.	71,300	6,706,478
KeyCorp	299,400	3,646,692
M&T Bank Corp.	32,800	3,410,216
Signature Bank	16,600	1,774,872
Societe Generale Series A	56,300	936,145
Synovus Financial Corp.	40,700	835,571
Truist Financial Corp.	142,544	5,352,527
Wells Fargo & Co.	381,300	9,761,280
		95,949,596
Capital Markets - 1.7%
Bank of New York Mellon Corp.	661,200	25,555,380
BlackRock, Inc. Class A	24,000	13,058,160
Cboe Global Markets, Inc.	84,625	7,893,820
Intercontinental Exchange, Inc.	122,600	11,230,160
Morgan Stanley	327,100	15,798,930
Virtu Financial, Inc. Class A	333,800	7,877,680
		81,414,130
Consumer Finance - 0.9%
360 Finance, Inc. ADR (a)	92,300	988,533
Ally Financial, Inc.	117,500	2,330,025
Capital One Financial Corp.	423,158	26,485,459
Discover Financial Services	88,800	4,447,992
OneMain Holdings, Inc.	285,029	6,994,612
Shriram Transport Finance Co. Ltd.	172,000	1,570,073
SLM Corp.	504,052	3,543,486
		46,360,180
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc.:
Class A (a)	13	3,474,900
Class B (a)	207,200	36,987,272
StepStone Group Holdings LLC (d)(e)(f)	1,375	1,263,309
StepStone Group LP Class A (d)(e)(f)	1,375	1,263,309
		42,988,790
Insurance - 1.3%
American International Group, Inc.	168,800	5,263,184
Chubb Ltd.	15,000	1,899,300
Fairfax Financial Holdings Ltd. (sub. vtg.)	8,100	2,502,492
Hartford Financial Services Group, Inc.	170,100	6,557,355
Marsh & McLennan Companies, Inc.	84,497	9,072,443
The Travelers Companies, Inc.	225,500	25,718,275
Willis Group Holdings PLC	64,302	12,664,279
		63,677,328
Thrifts & Mortgage Finance - 0.0%
WMI Holdings Corp. (a)	7	87

TOTAL FINANCIALS		330,390,111

HEALTH CARE - 10.0%
Biotechnology - 2.1%
Acceleron Pharma, Inc. (a)	6,200	590,673
Alexion Pharmaceuticals, Inc. (a)	112,350	12,610,164
Amgen, Inc.	140,304	33,092,101
Argenx SE ADR (a)	10,800	2,432,484
Biogen, Inc. (a)	11,400	3,050,070
Global Blood Therapeutics, Inc. (a)	95,169	6,008,019
PTC Therapeutics, Inc. (a)	105,400	5,347,996
Regeneron Pharmaceuticals, Inc. (a)	32,300	20,143,895
Vertex Pharmaceuticals, Inc. (a)	64,200	18,637,902
		101,913,304
Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	144,500	13,211,635
Becton, Dickinson & Co.	98,000	23,448,460
Boston Scientific Corp. (a)	568,380	19,955,822
DexCom, Inc. (a)	17,000	6,891,800
Haemonetics Corp. (a)	33,600	3,009,216
Intuitive Surgical, Inc. (a)	32,400	18,462,492
Masimo Corp. (a)	13,000	2,963,870
Nevro Corp. (a)	32,900	3,930,563
Stryker Corp.	20,100	3,621,819
		95,495,677
Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	73,000	7,356,210
Centene Corp. (a)	149,800	9,519,790
Cigna Corp.	98,700	18,521,055
HCA Holdings, Inc.	90,200	8,754,812
Humana, Inc.	66,900	25,940,475
UnitedHealth Group, Inc.	194,489	57,364,531
		127,456,873
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	73,517	26,638,150
Pharmaceuticals - 2.9%
AstraZeneca PLC sponsored ADR	442,000	23,377,380
Bristol-Myers Squibb Co.	509,860	29,979,768
Eli Lilly & Co.	180,700	29,667,326
Horizon Pharma PLC (a)	239,700	13,322,526
MyoKardia, Inc. (a)	8,000	772,960
Roche Holding AG (participation certificate)	65,506	22,694,523
Royalty Pharma PLC	35,200	1,708,960
UCB SA	49,400	5,722,143
Zoetis, Inc. Class A	97,729	13,392,782
		140,638,368

TOTAL HEALTH CARE		492,142,372

INDUSTRIALS - 6.8%
Aerospace & Defense - 0.4%
Axon Enterprise, Inc. (a)	18,100	1,776,153
General Dynamics Corp.	78,116	11,675,217
Northrop Grumman Corp.	15,500	4,765,320
The Boeing Co.	16,168	2,963,594
		21,180,284
Air Freight & Logistics - 0.5%
FedEx Corp.	169,219	23,727,888
Building Products - 0.1%
Carrier Global Corp.	266,221	5,915,431
Construction & Engineering - 0.6%
AECOM (a)	698,917	26,265,301
Granite Construction, Inc.	279,839	5,356,118
		31,621,419
Electrical Equipment - 0.9%
Sensata Technologies, Inc. PLC (a)	719,435	26,784,565
Sunrun, Inc. (a)	67,731	1,335,655
Vivint Solar, Inc. (a)(b)	1,494,864	14,799,154
		42,919,374
Industrial Conglomerates - 0.5%
3M Co.	31,568	4,924,292
General Electric Co.	2,612,839	17,845,690
Honeywell International, Inc.	18,700	2,703,833
		25,473,815
Machinery - 0.8%
Allison Transmission Holdings, Inc.	643,559	23,670,100
Caterpillar, Inc.	38,847	4,914,146
Colfax Corp. (a)	262,494	7,323,583
Fortive Corp.	42,433	2,871,017
Otis Worldwide Corp.	26,025	1,479,782
		40,258,628
Marine - 0.4%
A.P. Moller - Maersk A/S Series B	14,653	17,173,425
Professional Services - 0.4%
Nielsen Holdings PLC	1,151,029	17,104,291
Road & Rail - 1.8%
CSX Corp.	20,085	1,400,728
Lyft, Inc. (a)	390,263	12,882,582
Norfolk Southern Corp.	147,446	25,887,094
Uber Technologies, Inc. (a)	1,445,247	44,918,277
Union Pacific Corp.	27,549	4,657,709
		89,746,390
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	594,597	20,602,786

TOTAL INDUSTRIALS		335,723,731

INFORMATION TECHNOLOGY - 16.2%
Communications Equipment - 0.1%
Ericsson (B Shares) sponsored ADR	221,900	2,063,670
Lumentum Holdings, Inc. (a)	2,200	179,146
		2,242,816
Electronic Equipment & Components - 1.3%
Corning, Inc.	107,200	2,776,480
Flextronics International Ltd. (a)	1,419,026	14,545,017
II-VI, Inc. (a)	175,637	8,293,579
Insight Enterprises, Inc. (a)	55,638	2,737,390
Jabil, Inc.	1,065,700	34,187,656
		62,540,122
IT Services - 1.9%
Capgemini SA	42,200	4,833,623
DXC Technology Co.	31,000	511,500
Fidelity National Information Services, Inc.	182,200	24,431,198
Genpact Ltd.	411,300	15,020,676
Global Payments, Inc.	35,700	6,055,434
GoDaddy, Inc. (a)	120,800	8,858,264
PayPal Holdings, Inc. (a)	107,500	18,729,725
Sabre Corp.	371,135	2,991,348
Twilio, Inc. Class A (a)	33,900	7,438,338
WNS Holdings Ltd. sponsored ADR (a)	6,600	362,868
Worldline SA (a)(c)	55,300	4,788,946
		94,021,920
Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc. (a)	77,900	4,098,319
Broadcom, Inc.	43,100	13,602,791
Cirrus Logic, Inc. (a)	128,700	7,951,086
Marvell Technology Group Ltd.	286,500	10,044,690
MediaTek, Inc.	223,000	4,388,898
Micron Technology, Inc. (a)	199,800	10,293,696
NVIDIA Corp.	84,600	32,140,386
NXP Semiconductors NV	136,912	15,613,444
ON Semiconductor Corp. (a)	214,112	4,243,700
Qualcomm, Inc.	82,697	7,542,793
Sanken Electric Co. Ltd.	49,700	975,358
Skyworks Solutions, Inc.	18,300	2,339,838
STMicroelectronics NV (France)	35,300	962,218
Xilinx, Inc.	6,400	629,696
		114,826,913
Software - 7.0%
Adobe, Inc. (a)	44,131	19,210,666
Autodesk, Inc. (a)	47,469	11,354,110
Citrix Systems, Inc.	40,300	5,960,773
Cloudflare, Inc. (a)	150,304	5,403,429
Digital Turbine, Inc. (a)	83,000	1,043,310
Elastic NV (a)	109,700	10,115,437
LivePerson, Inc. (a)	309,610	12,827,142
Microsoft Corp.	962,500	195,878,375
Nortonlifelock, Inc.	755,633	14,984,202
Nuance Communications, Inc. (a)	88,000	2,226,840
Nutanix, Inc. Class A (a)	5,800	137,489
Oracle Corp.	272,300	15,050,021
Pluralsight, Inc. (a)	275,800	4,978,190
Rapid7, Inc. (a)	9,300	474,486
RingCentral, Inc. (a)	1,800	513,018
Salesforce.com, Inc. (a)	122,800	23,004,124
Snowflake Computing, Inc. Class B (e)(f)	2,468	95,684
SS&C Technologies Holdings, Inc.	46,700	2,637,616
SurveyMonkey (a)	101,800	2,396,372
Talend SA ADR (a)	9,307	322,581
Tenable Holdings, Inc. (a)	110,200	3,285,062
Workday, Inc. Class A (a)	12,800	2,398,208
Workiva, Inc. (a)	27,100	1,449,579
Yext, Inc. (a)	253,800	4,215,618
Zendesk, Inc. (a)	83,800	7,418,814
		347,381,146
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	459,566	167,649,677
HP, Inc.	248,900	4,338,327
Western Digital Corp.	162,500	7,174,375
Xerox Holdings Corp.	7,000	107,030
		179,269,409

TOTAL INFORMATION TECHNOLOGY		800,282,326

MATERIALS - 1.7%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	21,973	5,305,601
Albemarle Corp. U.S.	24,900	1,922,529
Amyris, Inc. (e)	381,451	1,628,796
Amyris, Inc. (e)	168,952	649,283
Amyris, Inc. (a)(b)	1,033,000	4,410,910
Ecolab, Inc.	29,886	5,945,820
FMC Corp.	31,600	3,147,992
Innospec, Inc.	33,500	2,587,875
Linde PLC	46,780	9,922,506
Livent Corp. (a)	1,077,801	6,639,254
LyondellBasell Industries NV Class A	39,000	2,563,080
Sherwin-Williams Co.	5,657	3,268,897
		47,992,543
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	18,034	3,725,283
Summit Materials, Inc. (a)	165,145	2,655,532
Vulcan Materials Co.	29,900	3,463,915
		9,844,730
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	77,000	5,015,010
Metals & Mining - 0.4%
Commercial Metals Co.	119,514	2,438,086
First Quantum Minerals Ltd.	411,900	3,282,821
Freeport-McMoRan, Inc.	301,731	3,491,028
Kaiser Aluminum Corp.	23,200	1,707,984
Newmont Corp.	107,003	6,606,365
Reliance Steel & Aluminum Co.	22,194	2,106,876
		19,633,160

TOTAL MATERIALS		82,485,443

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Alexandria Real Estate Equities, Inc.	19,300	3,131,425
American Homes 4 Rent Class A	64,300	1,729,670
American Tower Corp.	80,400	20,786,616
Ant International Co. Ltd. Class C (a)(e)(f)	621,699	7,081,152
Corporate Office Properties Trust (SBI)	195,400	4,951,436
CubeSmart	96,500	2,604,535
Digital Realty Trust, Inc.	49,100	6,977,601
Douglas Emmett, Inc.	57,900	1,775,214
Equinix, Inc.	13,300	9,340,590
Equity Lifestyle Properties, Inc.	42,800	2,674,144
Highwoods Properties, Inc. (SBI)	56,600	2,112,878
Lexington Corporate Properties Trust	41,200	434,660
Potlatch Corp.	65,900	2,506,177
Prologis, Inc.	135,200	12,618,216
SBA Communications Corp. Class A	29,500	8,788,640
VICI Properties, Inc.	54,000	1,090,260
Weyerhaeuser Co.	418,800	9,406,248
		98,009,462
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	427,400	5,325,404

TOTAL REAL ESTATE		103,334,866

UTILITIES - 1.9%
Electric Utilities - 1.4%
Edison International	154,400	8,385,464
Entergy Corp.	52,300	4,906,263
Evergy, Inc.	97,525	5,782,257
Exelon Corp.	281,735	10,224,163
FirstEnergy Corp.	154,400	5,987,632
NextEra Energy, Inc.	79,451	19,081,747
NRG Energy, Inc.	47,443	1,544,744
PG&E Corp. (e)	550,019	5,225,181
Southern Co.	136,800	7,093,080
		68,230,531
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	126,200	1,828,638
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	216,983	4,051,073
Dominion Energy, Inc.	162,578	13,198,082
Sempra Energy	75,298	8,827,185
		26,076,340

TOTAL UTILITIES		96,135,509

TOTAL COMMON STOCKS
(Cost $2,399,610,368)		3,251,669,803
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.12% to 0.14% 8/20/20 to 8/27/20 (g)
(Cost $2,649,474)	2,650,000	2,649,478
	Shares	Value

Fixed-Income Funds - 32.5%
Fidelity High Income Central Fund (h)	972,908	$98,779,393
Fidelity VIP Investment Grade Central Fund (h)	13,206,623	1,507,403,952
TOTAL FIXED-INCOME FUNDS
(Cost $1,478,936,021)		1,606,183,345

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.12% (i)	70,083,650	70,097,666
Fidelity Securities Lending Cash Central Fund 0.12% (i)(j)	10,104,797	10,105,808
TOTAL MONEY MARKET FUNDS
(Cost $80,202,966)		80,203,474
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $3,961,398,829)		4,940,706,100
NET OTHER ASSETS (LIABILITIES) - 0.0%		(213,613)
NET ASSETS - 100%		$4,940,492,487

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	152	Sept. 2020	$23,485,520	$714,345	$714,345

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,117,426 or 0.1% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,206,713 or 0.3% of net assets.

 (f) Level 3 security

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,929,629.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Amyris, Inc.	2/3/20 - 6/4/20	$1,601,620
Ant International Co. Ltd. Class C	5/16/18	$3,487,731
PG&E Corp.	6/30/20	$5,225,181
Snowflake Computing, Inc. Class B	3/19/20	$95,725
StepStone Group Holdings LLC	8/19/19	$1,100,000
StepStone Group LP Class A	8/19/19	$1,100,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$293,881
Fidelity High Income Central Fund	3,094,185
Fidelity Securities Lending Cash Central Fund	157,343
Fidelity VIP Investment Grade Central Fund	19,861,000
Total	$23,406,409

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$105,831,830	$3,276,986	$--	$--	$(10,329,423)	$98,779,393	3.8%
Fidelity VIP Investment Grade Central Fund	1,419,990,982	200,499,237	177,201,300	(1,138,337)	65,253,370	1,507,403,952	23.5%
Total	$1,525,822,812	$203,776,223	$177,201,300	$(1,138,337)	$54,923,947	$1,606,183,345

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$328,881,421	$323,334,377	$5,547,044	$--
Consumer Discretionary	355,638,149	346,472,741	9,165,408	--
Consumer Staples	220,157,537	218,403,495	1,754,042	--
Energy	106,498,338	104,104,099	2,394,239	--
Financials	330,390,111	327,863,493	--	2,526,618
Health Care	492,142,372	469,447,849	22,694,523	--
Industrials	335,723,731	318,550,306	17,173,425	--
Information Technology	800,282,326	799,224,424	962,218	95,684
Materials	82,485,443	81,836,160	649,283	--
Real Estate	103,334,866	96,253,714	--	7,081,152
Utilities	96,135,509	90,910,328	5,225,181	--
U.S. Government and Government Agency Obligations	2,649,478	--	2,649,478	--
Fixed-Income Funds	1,606,183,345	1,606,183,345	--	--
Money Market Funds	80,203,474	80,203,474	--	--
Total Investments in Securities:	$4,940,706,100	$4,862,787,805	$68,214,841	$9,703,454
Derivative Instruments:
Assets
Futures Contracts	$714,345	$714,345	$--	$--
Total Assets	$714,345	$714,345	$--	$--
Total Derivative Instruments:	$714,345	$714,345	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$714,345	$0
Total Equity Risk	714,345	0
Total Value of Derivatives	$714,345	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets (Unaudited) is as follows. The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments ofFidelity’s Fixed-Income Central Funds.

U.S. Government and U.S. Government Agency Obligations	14.9%
AAA,AA,A	5.1%
BBB	8.8%
BB	2.4%
B	0.8%
CCC,CC,C	0.3%
Not Rated	1.3%
Equities	65.8%
Short-Term Investments and Net Other Assets	0.6%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
United Kingdom	2.6%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	7.2%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $9,886,473) — See accompanying schedule: Unaffiliated issuers (cost $2,402,259,842)	$3,254,319,281
Fidelity Central Funds (cost $1,559,138,987)	1,686,386,819
Total Investment in Securities (cost $3,961,398,829)		$4,940,706,100
Restricted cash		112,614
Receivable for investments sold		25,351,053
Receivable for fund shares sold		11,703,837
Dividends receivable		2,233,529
Distributions receivable from Fidelity Central Funds		42,809
Receivable for daily variation margin on futures contracts		323,000
Other receivables		155,312
Total assets		4,980,628,254
Liabilities
Payable to custodian bank	$599,209
Payable for investments purchased	26,518,921
Payable for fund shares redeemed	142,435
Accrued management fee	1,565,558
Distribution and service plan fees payable	333,908
Other affiliated payables	575,817
Other payables and accrued expenses	296,394
Collateral on securities loaned	10,103,525
Total liabilities		40,135,767
Net Assets		$4,940,492,487
Net Assets consist of:
Paid in capital		$3,933,361,190
Total accumulated earnings (loss)		1,007,131,297
Net Assets		$4,940,492,487
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($222,626,498 ÷ 11,354,934 shares)		$19.61
Service Class:
Net Asset Value, offering price and redemption price per share ($21,982,039 ÷ 1,129,940 shares)		$19.45
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,610,744,985 ÷ 84,524,937 shares)		$19.06
Investor Class:
Net Asset Value, offering price and redemption price per share ($3,085,138,965 ÷ 158,837,536 shares)		$19.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2020 (Unaudited)
Investment Income
Dividends		$29,039,617
Interest		13,542
Income from Fidelity Central Funds (including $157,343 from security lending)		23,406,409
Total income		52,459,568
Expenses
Management fee	$9,021,291
Transfer agent fees	2,637,314
Distribution and service plan fees	1,867,676
Accounting fees	677,437
Custodian fees and expenses	63,929
Independent trustees' fees and expenses	14,852
Audit	39,125
Legal	11,799
Interest	155
Miscellaneous	60,329
Total expenses before reductions	14,393,907
Expense reductions	(291,646)
Total expenses after reductions		14,102,261
Net investment income (loss)		38,357,307
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $104,752)	20,189,921
Fidelity Central Funds	(1,138,337)
Foreign currency transactions	(38,599)
Futures contracts	(3,004,274)
Total net realized gain (loss)		16,008,711
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $22,259)	(31,801,536)
Fidelity Central Funds	54,919,417
Assets and liabilities in foreign currencies	10,189
Futures contracts	(251,444)
Total change in net unrealized appreciation (depreciation)		22,876,626
Net gain (loss)		38,885,337
Net increase (decrease) in net assets resulting from operations		$77,242,644

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2020 (Unaudited)	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,357,307	$74,891,259
Net realized gain (loss)	16,008,711	90,284,281
Change in net unrealized appreciation (depreciation)	22,876,626	783,134,433
Net increase (decrease) in net assets resulting from operations	77,242,644	948,309,973
Distributions to shareholders	(82,364,112)	(275,477,395)
Share transactions - net increase (decrease)	40,014,191	364,747,364
Total increase (decrease) in net assets	34,892,723	1,037,579,942
Net Assets
Beginning of period	4,905,599,764	3,868,019,822
End of period	$4,940,492,487	$4,905,599,764

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Balanced Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.55	$16.78	$18.76	$16.77	$16.27	$16.93
Income from Investment Operations
Net investment income (loss)A	.16	.33	.30	.28	.27	.26
Net realized and unrealized gain (loss)	.23	3.62	(1.07)	2.44	.85	(.16)
Total from investment operations	.39	3.95	(.77)	2.72	1.12	.10
Distributions from net investment income	(.05)	(.32)	(.27)	(.27)	(.22)	(.26)
Distributions from net realized gain	(.28)	(.86)	(.94)	(.46)	(.40)	(.50)
Total distributions	(.33)	(1.18)	(1.21)	(.73)	(.62)	(.76)
Net asset value, end of period	$19.61	$19.55	$16.78	$18.76	$16.77	$16.27
Total ReturnB,C,D	1.93%	24.51%	(4.22)%	16.43%	7.26%	.59%
Ratios to Average Net AssetsE,F
Expenses before reductions	.48%G	.49%	.49%	.50%	.51%	.51%
Expenses net of fee waivers, if any	.48%G	.49%	.49%	.50%	.51%	.51%
Expenses net of all reductions	.47%G	.48%	.49%	.50%	.51%	.51%
Net investment income (loss)	1.76%G	1.81%	1.64%	1.56%	1.66%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$222,626	$240,746	$206,293	$231,977	$209,201	$212,589
Portfolio turnover rateH	79%G	41%	55%	45%	43%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.40	$16.67	$18.65	$16.69	$16.20	$16.86
Income from Investment Operations
Net investment income (loss)A	.15	.31	.28	.26	.25	.24
Net realized and unrealized gain (loss)	.22	3.58	(1.05)	2.41	.85	(.15)
Total from investment operations	.37	3.89	(.77)	2.67	1.10	.09
Distributions from net investment income	(.05)	(.30)	(.27)	(.26)	(.21)	(.25)
Distributions from net realized gain	(.28)	(.86)	(.94)	(.46)	(.40)	(.50)
Total distributions	(.32)	(1.16)	(1.21)	(.71)	(.61)	(.75)
Net asset value, end of period	$19.45	$19.40	$16.67	$18.65	$16.69	$16.20
Total ReturnB,C,D	1.88%	24.30%	(4.27)%	16.25%	7.16%	.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	.58%G	.59%	.59%	.60%	.61%	.62%
Expenses net of fee waivers, if any	.58%G	.59%	.59%	.60%	.61%	.61%
Expenses net of all reductions	.57%G	.58%	.59%	.60%	.61%	.61%
Net investment income (loss)	1.66%G	1.71%	1.53%	1.46%	1.56%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$21,982	$19,258	$16,616	$7,933	$4,865	$4,619
Portfolio turnover rateH	79%G	41%	55%	45%	43%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.02	$16.37	$18.33	$16.41	$15.95	$16.61
Income from Investment Operations
Net investment income (loss)A	.14	.28	.25	.23	.22	.21
Net realized and unrealized gain (loss)	.22	3.51	(1.04)	2.38	.83	(.15)
Total from investment operations	.36	3.79	(.79)	2.61	1.05	.06
Distributions from net investment income	(.04)	(.28)	(.23)	(.23)	(.19)	(.22)
Distributions from net realized gain	(.28)	(.86)	(.94)	(.46)	(.40)	(.50)
Total distributions	(.32)	(1.14)	(1.17)	(.69)	(.59)	(.72)
Net asset value, end of period	$19.06	$19.02	$16.37	$18.33	$16.41	$15.95
Total ReturnB,C,D	1.84%	24.11%	(4.44)%	16.12%	6.98%	.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%G	.74%	.74%	.75%	.76%	.76%
Expenses net of fee waivers, if any	.73%G	.74%	.74%	.75%	.76%	.76%
Expenses net of all reductions	.72%G	.73%	.74%	.75%	.76%	.76%
Net investment income (loss)	1.51%G	1.56%	1.39%	1.31%	1.41%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$1,610,745	$1,492,773	$1,045,617	$979,052	$687,973	$555,924
Portfolio turnover rateH	79%G	41%	55%	45%	43%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.37	$16.64	$18.61	$16.65	$16.16	$16.82
Income from Investment Operations
Net investment income (loss)A	.16	.31	.28	.26	.25	.24
Net realized and unrealized gain (loss)	.21	3.59	(1.05)	2.41	.85	(.15)
Total from investment operations	.37	3.90	(.77)	2.67	1.10	.09
Distributions from net investment income	(.05)	(.31)	(.26)	(.25)	(.21)	(.25)
Distributions from net realized gain	(.28)	(.86)	(.94)	(.46)	(.40)	(.50)
Total distributions	(.32)	(1.17)	(1.20)	(.71)	(.61)	(.75)
Net asset value, end of period	$19.42	$19.37	$16.64	$18.61	$16.65	$16.16
Total ReturnB,C,D	1.88%	24.38%	(4.28)%	16.28%	7.18%	.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	.56%G	.57%	.57%	.58%	.59%	.59%
Expenses net of fee waivers, if any	.56%G	.57%	.57%	.58%	.59%	.59%
Expenses net of all reductions	.55%G	.56%	.57%	.58%	.59%	.59%
Net investment income (loss)	1.68%G	1.73%	1.56%	1.48%	1.58%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$3,085,139	$3,152,822	$2,599,494	$2,750,265	$2,350,058	$2,224,674
Portfolio turnover rateH	79%G	41%	55%	45%	43%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2020

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity VIP Investment Grade Central Fund	FMR	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its Fund's investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2020, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,111,880,696
Gross unrealized depreciation	(162,451,941)
Net unrealized appreciation (depreciation)	$949,428,755
Tax cost	$3,991,991,690

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $2,639,232 in this Subsidiary, representing .05% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
VIP Balanced Portfolio	1,847,529,918	1,848,696,809

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$9,599
Service Class 2	1,858,077
$1,867,676

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$70,077.06
Service Class	6,058.06
Service Class 2	468,970.06
Investor Class	2,092,209.14
	$2,637,314

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Balanced Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Balanced Portfolio	$60,175

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Balanced Portfolio	Borrower	$20,498,000.27%		$155

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $31,915.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Balanced Portfolio	$5,853

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $14,514. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $16 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $281,983 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,663.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$3,921,819	$14,400,042
Service Class	323,949	1,135,018
Service Class 2	25,494,840	76,901,177
Investor Class	52,623,504	183,041,158
Total	$82,364,112	$275,477,395

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2020	Year ended December 31, 2019	Six months ended June 30, 2020	Year ended December 31, 2019
Initial Class
Shares sold	470,509	742,800	$8,780,151	$13,465,557
Reinvestment of distributions	194,921	826,719	3,921,819	14,400,042
Shares redeemed	(1,626,878)	(1,544,868)	(30,379,974)	(28,159,498)
Net increase (decrease)	(961,448)	24,651	$(17,678,004)	$(293,899)
Service Class
Shares sold	241,069	137,424	$4,473,362	$2,462,978
Reinvestment of distributions	16,222	65,723	323,949	1,135,018
Shares redeemed	(119,804)	(207,555)	(2,111,618)	(3,692,936)
Net increase (decrease)	137,487	(4,408)	$2,685,693	$(94,940)
Service Class 2
Shares sold	9,861,607	15,356,271	$176,321,069	$271,057,846
Reinvestment of distributions	1,302,751	4,529,095	25,494,840	76,901,177
Shares redeemed	(5,105,651)	(5,300,284)	(89,465,116)	(94,103,253)
Net increase (decrease)	6,058,707	14,585,082	$112,350,793	$253,855,770
Investor Class
Shares sold	2,624,661	4,861,051	$50,681,982	$87,960,946
Reinvestment of distributions	2,639,092	10,605,065	52,623,504	183,041,158
Shares redeemed	(9,178,506)	(8,904,121)	(160,649,777)	(159,721,671)
Net increase (decrease)	(3,914,753)	6,561,995	$(57,344,291)	$111,280,433

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 66% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 to June 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period-B January 1, 2020 to June 30, 2020
Initial Class	.48%
Actual		$1,000.00	$1,019.30	$2.41
Hypothetical-C		$1,000.00	$1,022.48	$2.41
Service Class	.58%
Actual		$1,000.00	$1,018.80	$2.91
Hypothetical-C		$1,000.00	$1,021.98	$2.92
Service Class 2.73%
Actual		$1,000.00	$1,018.40	$3.66
Hypothetical-C		$1,000.00	$1,021.23	$3.67
Investor Class	.56%
Actual		$1,000.00	$1,018.80	$2.81
Hypothetical-C		$1,000.00	$1,022.08	$2.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in August 2018, November 2018, March 2019, October 2019, and November 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Balanced Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,900,857,560.658	95.686
Withheld	536,595,348.283	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,876,961,150.727	95.494
Withheld	560,491,758.215	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	95.158
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	3,585,723,501.724	82.058
Against	320,511,914.016	7.335
Abstain	463,485,227.751	10.607
Broker Non-Vote	0.00	0.00
TOTAL	4,369,720,643.491	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPBAL-SANN-0820
1.705697.122

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Semi-Annual Report

June 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2020

% of fund's net assets
Microsoft Corp.	7.9
Visa, Inc. Class A	3.5
Facebook, Inc. Class A	3.2
Amazon.com, Inc.	3.1
NVIDIA Corp.	2.9
Adobe, Inc.	2.8
Apple, Inc.	2.7
Tencent Holdings Ltd.	2.2
AbbVie, Inc.	2.1
Regeneron Pharmaceuticals, Inc.	2.0
32.4

Top Five Market Sectors as of June 30, 2020

% of fund's net assets
Information Technology	33.0
Health Care	19.9
Communication Services	13.1
Consumer Discretionary	10.3
Industrials	5.8

Asset Allocation (% of fund's net assets)

As of June 30, 2020 *
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 18.2%

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMUNICATION SERVICES - 13.1%
Diversified Telecommunication Services - 0.2%
Bandwidth, Inc. (a)(b)	2,600	$330,200
Entertainment - 2.2%
Activision Blizzard, Inc.	26,000	1,973,400
CD Projekt RED SA	4,200	419,225
Electronic Arts, Inc. (a)	9,400	1,241,270
		3,633,895
Interactive Media & Services - 9.4%
Alphabet, Inc.:
Class A (a)	2,000	2,836,100
Class C (a)	1,944	2,748,058
Facebook, Inc. Class A (a)	23,100	5,245,317
Tencent Holdings Ltd.	56,600	3,626,810
Wise Talent Information Technology Co. Ltd. (a)	88,600	196,394
Zoominfo Technologies, Inc.	11,200	571,536
		15,224,215
Media - 0.2%
Nexstar Broadcasting Group, Inc. Class A	3,600	301,284
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc.	16,927	1,762,947
T-Mobile U.S., Inc. rights 7/28/20 (a)	16,927	2,844
		1,765,791

TOTAL COMMUNICATION SERVICES		21,255,385

CONSUMER DISCRETIONARY - 10.3%
Automobiles - 1.1%
Ferrari NV	6,200	1,060,262
Tesla, Inc. (a)	610	658,684
		1,718,946
Diversified Consumer Services - 0.4%
Laureate Education, Inc. Class A (a)	71,100	708,512
Hotels, Restaurants & Leisure - 0.1%
Dalata Hotel Group PLC	27,000	86,453
Household Durables - 1.8%
D.R. Horton, Inc.	33,200	1,840,940
NVR, Inc. (a)	305	993,919
		2,834,859
Internet & Direct Marketing Retail - 5.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	14,400	3,106,080
Amazon.com, Inc. (a)	1,850	5,103,817
Fiverr International Ltd.	1,100	81,202
Pinduoduo, Inc. ADR (a)	5,100	437,784
		8,728,883
Leisure Products - 0.2%
Peloton Interactive, Inc. Class A (a)	6,600	381,282
Specialty Retail - 0.5%
Ross Stores, Inc.	10,200	869,448
Textiles, Apparel & Luxury Goods - 0.8%
LVMH Moet Hennessy Louis Vuitton SE	1,400	618,093
LVMH Moet Hennessy Louis Vuitton SE	1,000	441,000
Prada SpA (a)	83,300	289,113
		1,348,206

TOTAL CONSUMER DISCRETIONARY		16,676,589

CONSUMER STAPLES - 4.6%
Beverages - 1.6%
Kweichow Moutai Co. Ltd. (A Shares)	2,523	522,376
Monster Beverage Corp. (a)	29,800	2,065,736
		2,588,112
Food & Staples Retailing - 0.2%
Performance Food Group Co. (a)	10,800	314,712
Household Products - 2.1%
Energizer Holdings, Inc. (b)	29,600	1,405,704
Reckitt Benckiser Group PLC	22,643	2,083,120
		3,488,824
Personal Products - 0.7%
Coty, Inc. Class A	1	4
Estee Lauder Companies, Inc. Class A	4,700	886,796
Herbalife Nutrition Ltd. (a)	4,700	211,406
		1,098,206

TOTAL CONSUMER STAPLES		7,489,854

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Hess Corp.	22,500	1,165,725
FINANCIALS - 4.8%
Banks - 0.9%
HDFC Bank Ltd. sponsored ADR	5,900	268,214
M&T Bank Corp.	10,900	1,133,273
		1,401,487
Capital Markets - 1.5%
CME Group, Inc.	6,200	1,007,748
Goldman Sachs Group, Inc.	3,100	612,622
Morningstar, Inc.	5,000	704,850
Tradeweb Markets, Inc. Class A	1,300	75,582
XP, Inc. Class A (a)	1,600	67,216
		2,468,018
Consumer Finance - 0.2%
Capital One Financial Corp.	5,500	344,245
Diversified Financial Services - 1.8%
Berkshire Hathaway, Inc. Class B (a)	16,500	2,945,415
Insurance - 0.4%
Arthur J. Gallagher & Co.	6,700	653,183

TOTAL FINANCIALS		7,812,348

HEALTH CARE - 19.8%
Biotechnology - 6.5%
AbbVie, Inc.	34,600	3,397,028
Applied Therapeutics, Inc. (a)	6,700	242,205
BioNTech SE ADR (a)	3,900	260,286
CRISPR Therapeutics AG (a)(b)	1,300	95,537
Galapagos Genomics NV sponsored ADR (a)	2,400	473,496
Gamida Cell Ltd. (a)	24,600	112,422
Gilead Sciences, Inc.	15,000	1,154,100
Innovent Biologics, Inc. (a)(c)	30,500	226,276
Insmed, Inc. (a)	2,100	57,834
Neurocrine Biosciences, Inc. (a)	9,800	1,195,600
Regeneron Pharmaceuticals, Inc. (a)	5,100	3,180,615
Sarepta Therapeutics, Inc. (a)	600	96,204
		10,491,603
Health Care Equipment & Supplies - 2.3%
Axonics Modulation Technologies, Inc. (a)	4,200	147,462
Danaher Corp.	3,200	565,856
Haemonetics Corp. (a)	4,700	420,932
Hologic, Inc. (a)	13,200	752,400
Intuitive Surgical, Inc. (a)	2,100	1,196,643
Nevro Corp. (a)	2,300	274,781
Penumbra, Inc. (a)	1,900	339,758
		3,697,832
Health Care Providers & Services - 1.7%
AmerisourceBergen Corp.	3,800	382,926
Guardant Health, Inc. (a)	1,000	81,130
UnitedHealth Group, Inc.	7,700	2,271,115
		2,735,171
Health Care Technology - 1.0%
Change Healthcare, Inc.	66,100	740,320
Inspire Medical Systems, Inc. (a)	3,291	286,383
Veeva Systems, Inc. Class A (a)	2,600	609,492
		1,636,195
Life Sciences Tools & Services - 2.8%
10X Genomics, Inc. (a)	2,700	241,137
Bruker Corp.	17,500	711,900
Charles River Laboratories International, Inc. (a)	1,700	296,395
Codexis, Inc. (a)	12,000	136,800
Mettler-Toledo International, Inc. (a)	1,000	805,550
Nanostring Technologies, Inc. (a)	8,100	237,735
Thermo Fisher Scientific, Inc.	5,800	2,101,572
		4,531,089
Pharmaceuticals - 5.5%
AstraZeneca PLC sponsored ADR	45,000	2,380,050
Eli Lilly & Co.	13,400	2,200,012
Horizon Therapeutics PLC (a)	25,300	1,406,174
Reata Pharmaceuticals, Inc. (a)(b)	1,000	156,020
Royalty Pharma PLC	2,700	131,085
Sanofi SA	14,600	1,488,976
Zoetis, Inc. Class A	8,600	1,178,544
		8,940,861

TOTAL HEALTH CARE		32,032,751

INDUSTRIALS - 5.8%
Aerospace & Defense - 0.5%
HEICO Corp. Class A	6,400	519,936
TransDigm Group, Inc.	500	221,025
		740,961
Airlines - 0.4%
Ryanair Holdings PLC sponsored ADR (a)	8,500	563,890
Commercial Services & Supplies - 0.3%
Cintas Corp.	2,100	559,356
Electrical Equipment - 0.6%
Generac Holdings, Inc. (a)	7,900	963,247
Industrial Conglomerates - 0.5%
General Electric Co.	109,600	748,568
Machinery - 0.9%
ESCO Technologies, Inc.	2,400	202,872
Ingersoll Rand, Inc. (a)	44,300	1,245,716
		1,448,588
Professional Services - 1.2%
Equifax, Inc.	2,800	481,264
Experian PLC	36,553	1,282,968
Robert Half International, Inc.	4,400	232,452
		1,996,684
Road & Rail - 1.2%
Rumo SA (a)	100,700	416,459
Uber Technologies, Inc. (a)	51,200	1,591,296
		2,007,755
Trading Companies & Distributors - 0.2%
Fastenal Co.	8,400	359,856

TOTAL INDUSTRIALS		9,388,905

INFORMATION TECHNOLOGY - 33.0%
Electronic Equipment & Components - 1.5%
Corning, Inc.	5,900	152,810
FLIR Systems, Inc.	4,100	166,337
II-VI, Inc. (a)	5,700	269,154
Keyence Corp.	1,200	500,449
Novanta, Inc. (a)	400	42,708
SYNNEX Corp.	5,500	658,735
Zebra Technologies Corp. Class A (a)	2,400	614,280
		2,404,473
IT Services - 6.3%
Adyen BV (a)(c)	300	436,648
Black Knight, Inc. (a)	15,400	1,117,424
CACI International, Inc. Class A (a)	3,945	855,592
Edenred SA	73	3,193
MongoDB, Inc. Class A (a)	3,400	769,556
Square, Inc. (a)	13,100	1,374,714
Visa, Inc. Class A	29,016	5,605,021
		10,162,148
Semiconductors & Semiconductor Equipment - 9.6%
ASML Holding NV	3,900	1,435,317
Enphase Energy, Inc. (a)	5,800	275,906
Lam Research Corp.	4,000	1,293,840
Micron Technology, Inc. (a)	21,800	1,123,136
Monolithic Power Systems, Inc.	500	118,500
NVIDIA Corp.	12,400	4,710,884
NXP Semiconductors NV	17,200	1,961,488
Qualcomm, Inc.	34,600	3,155,866
Semiconductor Manufacturing International Corp. (a)	14,000	49,111
SiTime Corp.	2,400	113,784
SolarEdge Technologies, Inc. (a)	1,600	222,048
Teradyne, Inc.	6,500	549,315
Universal Display Corp.	3,800	568,556
		15,577,751
Software - 12.9%
Adobe, Inc. (a)	10,600	4,614,286
Agora, Inc. ADR (a)	300	13,251
Cloudflare, Inc. (a)	3,700	133,015
Manhattan Associates, Inc. (a)	5,800	546,360
Microsoft Corp.	63,000	12,821,131
NICE Systems Ltd. sponsored ADR (a)	1,300	246,012
Salesforce.com, Inc. (a)	13,400	2,510,222
		20,884,277
Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	12,290	4,483,392

TOTAL INFORMATION TECHNOLOGY		53,512,041

MATERIALS - 3.2%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	3,800	917,548
Albemarle Corp. U.S.	4,200	324,282
DuPont de Nemours, Inc.	13,800	733,194
Ecolab, Inc.	800	159,160
Sherwin-Williams Co.	2,200	1,271,270
		3,405,454
Metals & Mining - 1.1%
Barrick Gold Corp.	63,500	1,710,690

TOTAL MATERIALS		5,116,144

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.6%
American Tower Corp.	11,700	3,024,918
Prologis, Inc.	12,700	1,185,291
		4,210,209
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	10,000	452,200

TOTAL REAL ESTATE		4,662,409

UTILITIES - 0.8%
Electric Utilities - 0.2%
NextEra Energy, Inc.	1,400	336,238
Water Utilities - 0.6%
American Water Works Co., Inc.	7,400	952,084

TOTAL UTILITIES		1,288,322

TOTAL COMMON STOCKS
(Cost $115,070,326)		160,400,473

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Health Care Technology - 0.1%
Vor Biopharma, Inc. (d)(e)	154,835	80,514
Nonconvertible Preferred Stocks - 0.7%
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleo Brasileiro SA - Petrobras sponsored ADR	146,800	1,214,036
TOTAL PREFERRED STOCKS
(Cost $2,434,324)		1,294,550

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.12% (f)	478,031	478,126
Fidelity Securities Lending Cash Central Fund 0.12% (f)(g)	1,540,058	1,540,212
TOTAL MONEY MARKET FUNDS
(Cost $2,018,338)		2,018,338
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $119,522,988)		163,713,361
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(1,632,180)
NET ASSETS - 100%		$162,081,181

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $662,924 or 0.4% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $80,514 or 0.0% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Vor Biopharma, Inc.	6/30/20	$80,514

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,885
Fidelity Securities Lending Cash Central Fund	24,205
Total	$27,090

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$21,255,385	$17,628,575	$3,626,810	$--
Consumer Discretionary	16,676,589	16,058,496	618,093	--
Consumer Staples	7,489,854	5,406,734	2,083,120	--
Energy	2,379,761	2,379,761	--	--
Financials	7,812,348	7,812,348	--	--
Health Care	32,113,265	30,543,775	1,488,976	80,514
Industrials	9,388,905	8,105,937	1,282,968	--
Information Technology	53,512,041	53,462,930	49,111	--
Materials	5,116,144	5,116,144	--	--
Real Estate	4,662,409	4,662,409	--	--
Utilities	1,288,322	1,288,322	--	--
Money Market Funds	2,018,338	2,018,338	--	--
Total Investments in Securities:	$163,713,361	$154,483,769	$9,149,078	$80,514

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.8%
Cayman Islands	4.7%
Netherlands	3.1%
United Kingdom	2.8%
France	1.5%
Ireland	1.4%
Canada	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,539,458) — See accompanying schedule: Unaffiliated issuers (cost $117,504,650)	$161,695,023
Fidelity Central Funds (cost $2,018,338)	2,018,338
Total Investment in Securities (cost $119,522,988)		$163,713,361
Cash		56
Receivable for investments sold		298,998
Dividends receivable		45,869
Distributions receivable from Fidelity Central Funds		370
Other receivables		6,811
Total assets		164,065,465
Liabilities
Payable for fund shares redeemed	$310,479
Accrued management fee	70,921
Distribution and service plan fees payable	3,357
Other affiliated payables	21,697
Other payables and accrued expenses	37,805
Collateral on securities loaned	1,540,025
Total liabilities		1,984,284
Net Assets		$162,081,181
Net Assets consist of:
Paid in capital		$116,802,637
Total accumulated earnings (loss)		45,278,544
Net Assets		$162,081,181
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($21,191,080 ÷ 1,531,451 shares)		$13.84
Service Class:
Net Asset Value, offering price and redemption price per share ($261,699 ÷ 19,170 shares)		$13.65
Service Class 2:
Net Asset Value, offering price and redemption price per share ($16,027,808 ÷ 1,201,636 shares)		$13.34
Investor Class:
Net Asset Value, offering price and redemption price per share ($124,600,594 ÷ 9,029,660 shares)		$13.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2020 (Unaudited)
Investment Income
Dividends		$807,360
Income from Fidelity Central Funds (including $24,205 from security lending)		27,090
Total income		834,450
Expenses
Management fee	$408,981
Transfer agent fees	93,756
Distribution and service plan fees	18,871
Accounting fees	29,876
Custodian fees and expenses	14,017
Independent trustees' fees and expenses	485
Audit	23,074
Legal	1,412
Miscellaneous	6,537
Total expenses before reductions	597,009
Expense reductions	(7,762)
Total expenses after reductions		589,247
Net investment income (loss)		245,203
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	892,960
Fidelity Central Funds	155
Foreign currency transactions	2,610
Total net realized gain (loss)		895,725
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	7,002,617
Assets and liabilities in foreign currencies	23
Total change in net unrealized appreciation (depreciation)		7,002,640
Net gain (loss)		7,898,365
Net increase (decrease) in net assets resulting from operations		$8,143,568

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2020 (Unaudited)	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$245,203	$772,110
Net realized gain (loss)	895,725	4,002,177
Change in net unrealized appreciation (depreciation)	7,002,640	36,106,638
Net increase (decrease) in net assets resulting from operations	8,143,568	40,880,925
Distributions to shareholders	(2,456,060)	(26,956,549)
Share transactions - net increase (decrease)	(7,124,807)	5,534,785
Total increase (decrease) in net assets	(1,437,299)	19,459,161
Net Assets
Beginning of period	163,518,480	144,059,319
End of period	$162,081,181	$163,518,480

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Dynamic Capital Appreciation Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.20	$12.24	$14.43	$12.53	$12.85	$13.56
Income from Investment Operations
Net investment income (loss)A	.03	.07	.08	.10	.12	.13
Net realized and unrealized gain (loss)	.81	3.21	(.73)B	2.77	.17	.04
Total from investment operations	.84	3.28	(.65)	2.87	.29	.17
Distributions from net investment income	(.01)	(.08)	(.08)	(.12)	(.11)	(.12)
Distributions from net realized gain	(.19)	(2.24)	(1.46)	(.86)	(.49)	(.77)
Total distributions	(.20)	(2.32)	(1.54)	(.97)C	(.61)D	(.88)E
Net asset value, end of period	$13.84	$13.20	$12.24	$14.43	$12.53	$12.85
Total ReturnF,G,H	6.38%	30.08%	(4.89)%B	23.89%	2.88%	1.30%
Ratios to Average Net AssetsI,J
Expenses before reductions	.70%K	.68%	.69%	.72%	.71%	.70%
Expenses net of fee waivers, if any	.69%K	.68%	.69%	.72%	.71%	.70%
Expenses net of all reductions	.69%K	.68%	.68%	.71%	.70%	.69%
Net investment income (loss)	.40%K	.57%	.54%	.73%	.99%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$21,191	$22,638	$20,701	$24,566	$25,141	$37,281
Portfolio turnover rateL	66%K	66%	155%	116%	123%	129%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.25)%.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.856 per share.

 D Total distributions of $.61 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.494 per share.

 E Total distributions of $.88 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.767 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.03	$12.11	$14.28	$12.41	$12.74	$13.45
Income from Investment Operations
Net investment income (loss)A	.02	.06	.06	.08	.11	.12
Net realized and unrealized gain (loss)	.80	3.17	(.71)B	2.75	.16	.03
Total from investment operations	.82	3.23	(.65)	2.83	.27	.15
Distributions from net investment income	(.01)	(.07)	(.06)	(.10)	(.10)	(.10)
Distributions from net realized gain	(.19)	(2.24)	(1.46)	(.86)	(.49)	(.77)
Total distributions	(.20)	(2.31)	(1.52)	(.96)	(.60)C	(.86)D
Net asset value, end of period	$13.65	$13.03	$12.11	$14.28	$12.41	$12.74
Total ReturnE,F,G	6.30%	29.96%	(4.97)%B	23.76%	2.76%	1.16%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%J	.78%	.79%	.82%	.81%	.80%
Expenses net of fee waivers, if any	.79%J	.78%	.79%	.82%	.81%	.80%
Expenses net of all reductions	.79%J	.78%	.78%	.81%	.80%	.79%
Net investment income (loss)	.30%J	.47%	.44%	.63%	.89%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$262	$287	$265	$631	$530	$642
Portfolio turnover rateK	66%J	66%	155%	116%	123%	129%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.33)%.

 C Total distributions of $.60 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $.494 per share.

 D Total distributions of $.86 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.767 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.74	$11.88	$14.05	$12.23	$12.56	$13.27
Income from Investment Operations
Net investment income (loss)A	.01	.04	.04	.06	.09	.09
Net realized and unrealized gain (loss)	.79	3.11	(.71)B	2.70	.16	.05
Total from investment operations	.80	3.15	(.67)	2.76	.25	.14
Distributions from net investment income	(.01)	(.05)	(.05)	(.08)	(.09)	(.08)
Distributions from net realized gain	(.19)	(2.24)	(1.46)	(.86)	(.49)	(.77)
Total distributions	(.20)	(2.29)	(1.50)C	(.94)	(.58)	(.85)
Net asset value, end of period	$13.34	$12.74	$11.88	$14.05	$12.23	$12.56
Total ReturnD,E,F	6.26%	29.82%	(5.17)%B	23.50%	2.66%	1.02%
Ratios to Average Net AssetsG,H
Expenses before reductions	.95%I	.93%	.94%	.97%	.96%	.95%
Expenses net of fee waivers, if any	.95%I	.93%	.94%	.97%	.96%	.95%
Expenses net of all reductions	.94%I	.93%	.93%	.96%	.95%	.94%
Net investment income (loss)	.15%I	.32%	.29%	.48%	.74%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$16,028	$15,870	$14,533	$17,294	$16,830	$20,128
Portfolio turnover rateJ	66%I	66%	155%	116%	123%	129%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.32 per share. Excluding this reimbursement, the total return would have been (7.53)%.

 C Total distributions of $1.50 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $1.455 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$12.21	$14.40	$12.51	$12.83	$13.54
Income from Investment Operations
Net investment income (loss)A	.02	.06	.06	.09	.11	.12
Net realized and unrealized gain (loss)	.81	3.21	(.72)B	2.76	.17	.04
Total from investment operations	.83	3.27	(.66)	2.85	.28	.16
Distributions from net investment income	(.01)	(.07)	(.07)	(.11)	(.10)	(.11)
Distributions from net realized gain	(.19)	(2.24)	(1.46)	(.86)	(.49)	(.77)
Total distributions	(.20)	(2.31)	(1.53)	(.96)C	(.60)D	(.87)E
Net asset value, end of period	$13.80	$13.17	$12.21	$14.40	$12.51	$12.83
Total ReturnF,G,H	6.31%	30.07%	(5.00)%B	23.74%	2.81%	1.22%
Ratios to Average Net AssetsI,J
Expenses before reductions	.77%K	.76%	.77%	.80%	.79%	.78%
Expenses net of fee waivers, if any	.77%K	.76%	.77%	.80%	.79%	.78%
Expenses net of all reductions	.76%K	.76%	.76%	.79%	.78%	.77%
Net investment income (loss)	.33%K	.50%	.46%	.65%	.90%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$124,601	$124,723	$108,561	$118,071	$112,998	$165,416
Portfolio turnover rateL	66%K	66%	155%	116%	123%	129%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.36)%.

 C Total distributions of $.96 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.856 per share.

 D Total distributions of $.60 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $.494 per share.

 E Total distributions of $.87 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.767 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2020

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,978,294
Gross unrealized depreciation	(4,000,527)
Net unrealized appreciation (depreciation)	$43,977,767
Tax cost	$119,735,594

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Dynamic Capital Appreciation Portfolio	50,505,670	60,634,686

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$122
Service Class 2	18,749
$18,871

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$6,466.06
Service Class	77.06
Service Class 2	4,728.06
Investor Class	82,485.14
	$93,756

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Dynamic Capital Appreciation Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Dynamic Capital Appreciation Portfolio	$1,243

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,116.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Dynamic Capital Appreciation Portfolio	$196

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $2,460. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,439 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $323.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$332,297	$3,876,891
Service Class	3,755	50,771
Service Class 2	238,875	2,764,172
Investor Class	1,881,133	20,264,715
Total	$2,456,060	$26,956,549

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2020	Year ended December 31, 2019	Six months ended June 30, 2020	Year ended December 31, 2019
Initial Class
Shares sold	53,300	85,066	$672,802	$1,055,059
Reinvestment of distributions	24,326	342,939	332,297	3,876,891
Shares redeemed	(261,041)	(404,918)	(3,106,903)	(4,929,944)
Net increase (decrease)	(183,415)	23,087	$(2,101,804)	$2,006
Service Class
Shares sold	1	514	$7	$6,646
Reinvestment of distributions	279	4,554	3,755	50,771
Shares redeemed	(3,106)	(4,941)	(42,042)	(59,869)
Net increase (decrease)	(2,826)	127	$(38,280)	$(2,452)
Service Class 2
Shares sold	68,984	36,720	$822,717	$426,972
Reinvestment of distributions	18,124	253,611	238,875	2,764,172
Shares redeemed	(130,877)	(267,812)	(1,589,115)	(3,146,766)
Net increase (decrease)	(43,769)	22,519	$(527,523)	$44,378
Investor Class
Shares sold	390,691	312,679	$5,148,910	$3,859,540
Reinvestment of distributions	138,116	1,797,838	1,881,133	20,264,715
Shares redeemed	(969,806)	(1,529,072)	(11,487,243)	(18,633,402)
Net increase (decrease)	(440,999)	581,445	$(4,457,200)	$5,490,853

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 to June 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period-B January 1, 2020 to June 30, 2020
Initial Class	.69%
Actual		$1,000.00	$1,063.80	$3.54
Hypothetical-C		$1,000.00	$1,021.43	$3.47
Service Class	.79%
Actual		$1,000.00	$1,063.00	$4.05
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Service Class 2.95%
Actual		$1,000.00	$1,062.60	$4.87
Hypothetical-C		$1,000.00	$1,020.14	$4.77
Investor Class	.77%
Actual		$1,000.00	$1,063.10	$3.95
Hypothetical-C		$1,000.00	$1,021.03	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2018 and March 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Dynamic Capital Appreciation Portfolio

2019 Total Return % vs. Morningstar Custom Large/Mid Value Blend Growth and S&P 500:

75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
12.00
10.00
8.00
6.00
4.00
11.06
10.42
5.39
5.16
4.04
55.0
50.0
45.0
40.0
35.0
30.0
54.0
52.1
50.9
48.9
33.8
70.0
60.0
50.0
40.0
30.0
66.3
65.2
55.5
53.6
37.7
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	34%	74%	58%
Service Class	33%	73%	57%
Service Class 2	32%	72%	55%
Investor Class	34%	73%	57%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Service Class 2 ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and the competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,900,857,560.658	95.686
Withheld	536,595,348.283	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,876,961,150.727	95.494
Withheld	560,491,758.215	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	95.158
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	108,589,469.353	79.322
Against	16,413,532.174	11.90
Abstain	11,894,455.449	8.689
Broker Non-Vote	0.00	0.00
TOTAL	136,897,456.977	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPDCA-SANN-0820
1.761772.119

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Semi-Annual Report

June 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2020

% of fund's net assets
Microsoft Corp.	7.0
General Electric Co.	4.1
Exxon Mobil Corp.	3.7
Comcast Corp. Class A	3.7
Altria Group, Inc.	3.6
Apple, Inc.	3.2
Bank of America Corp.	2.8
Wells Fargo & Co.	2.6
Qualcomm, Inc.	2.3
Bristol-Myers Squibb Co.	2.3
35.3

Top Five Market Sectors as of June 30, 2020

% of fund's net assets
Information Technology	19.7
Health Care	19.0
Financials	14.8
Industrials	13.0
Consumer Staples	8.8

Asset Allocation (% of fund's net assets)

As of June 30, 2020 *,**
Stocks	96.2%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 13.9%

 ** Written options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
COMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	294,580	$16,240,195
Entertainment - 2.1%
Activision Blizzard, Inc.	109,800	8,333,820
The Walt Disney Co.	79,500	8,865,045
Vivendi SA	428,000	11,059,393
Warner Music Group Corp. Class A (a)	60,300	1,778,850
		30,037,108
Media - 4.2%
Comcast Corp. Class A	1,330,762	51,873,103
Interpublic Group of Companies, Inc.	347,300	5,959,668
Omnicom Group, Inc.	18,800	1,026,480
		58,859,251

TOTAL COMMUNICATION SERVICES		105,136,554

CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.7%
BorgWarner, Inc.	260,780	9,205,534
Automobiles - 0.1%
Harley-Davidson, Inc.	62,500	1,485,625
Hotels, Restaurants & Leisure - 0.3%
Starbucks Corp.	49,500	3,642,705
Household Durables - 0.5%
Mohawk Industries, Inc. (b)	600	61,056
Whirlpool Corp.	58,200	7,538,646
		7,599,702
Specialty Retail - 1.2%
Lowe's Companies, Inc.	126,517	17,094,977
TJX Companies, Inc.	11,600	586,496
		17,681,473
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	43,200	4,235,760
Puma AG	2,201	170,180
Tapestry, Inc.	28,900	383,792
		4,789,732

TOTAL CONSUMER DISCRETIONARY		44,404,771

CONSUMER STAPLES - 8.8%
Beverages - 1.6%
Anheuser-Busch InBev SA NV ADR	46,100	2,272,730
Diageo PLC sponsored ADR	21,800	2,929,702
Pernod Ricard SA	8,100	1,274,504
Remy Cointreau SA	9,300	1,266,364
The Coca-Cola Co.	322,053	14,389,328
		22,132,628
Food & Staples Retailing - 1.3%
Sysco Corp.	148,700	8,127,942
Walmart, Inc.	86,000	10,301,080
		18,429,022
Food Products - 0.3%
JDE Peet's BV	97,300	3,944,141
Household Products - 1.0%
Colgate-Palmolive Co.	17,400	1,274,724
Energizer Holdings, Inc.	57,200	2,716,428
Procter & Gamble Co.	55,550	6,642,114
Spectrum Brands Holdings, Inc.	65,200	2,992,680
		13,625,946
Personal Products - 0.1%
Unilever NV	41,800	2,228,683
Tobacco - 4.5%
Altria Group, Inc.	1,287,200	50,522,600
British American Tobacco PLC sponsored ADR	337,000	13,082,340
		63,604,940

TOTAL CONSUMER STAPLES		123,965,360

ENERGY - 6.9%
Oil, Gas & Consumable Fuels - 6.9%
Cenovus Energy, Inc.	7,000	32,690
Cenovus Energy, Inc. (Canada)	2,182,704	10,209,318
Equinor ASA sponsored ADR	944,500	13,676,360
Exxon Mobil Corp.	1,191,600	53,288,352
Hess Corp.	319,900	16,574,019
Kosmos Energy Ltd.	892,121	1,480,921
Total SA sponsored ADR	62,000	2,384,520
		97,646,180
FINANCIALS - 14.8%
Banks - 9.5%
Bank of America Corp.	1,638,412	38,912,285
First Hawaiian, Inc.	32,200	555,128
JPMorgan Chase & Co.	171,732	16,153,112
M&T Bank Corp.	30,700	3,191,879
PNC Financial Services Group, Inc.	136,472	14,358,219
Truist Financial Corp.	403,904	15,166,595
U.S. Bancorp	277,598	10,221,158
Wells Fargo & Co.	1,413,979	36,197,862
		134,756,238
Capital Markets - 3.7%
Brookfield Asset Management, Inc. Class A	86,145	2,834,171
FS KKR Capital Corp.	1,500	21,000
Julius Baer Group Ltd.	4,720	198,229
KKR & Co. LP	159,993	4,940,584
Morgan Stanley	103,083	4,978,909
Northern Trust Corp. (c)	240,345	19,068,972
Raymond James Financial, Inc.	61,800	4,253,694
S&P Global, Inc.	600	197,688
State Street Corp.	250,479	15,917,940
TPG Specialty Lending, Inc.	17,120	282,309
		52,693,496
Consumer Finance - 0.3%
Discover Financial Services	76,100	3,811,849
Shriram Transport Finance Co. Ltd.	38,600	352,354
		4,164,203
Insurance - 0.9%
Chubb Ltd.	38,600	4,887,532
Marsh & McLennan Companies, Inc.	44,742	4,803,949
Old Republic International Corp.	19,900	324,569
The Travelers Companies, Inc.	27,400	3,124,970
		13,141,020
Mortgage Real Estate Investment Trusts - 0.1%
AGNC Investment Corp.	64,700	834,630
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	55,900	2,027,493
Radian Group, Inc.	163,150	2,530,457
		4,557,950

TOTAL FINANCIALS		210,147,537

HEALTH CARE - 18.6%
Biotechnology - 1.3%
AbbVie, Inc.	47,400	4,653,732
Alexion Pharmaceuticals, Inc. (b)	66,100	7,419,064
Amgen, Inc.	17,300	4,080,378
Intercept Pharmaceuticals, Inc. (b)	48,358	2,316,832
		18,470,006
Health Care Equipment & Supplies - 0.8%
Becton, Dickinson & Co.	28,476	6,813,453
Boston Scientific Corp. (b)	82,300	2,889,553
GN Store Nord A/S	12,500	666,038
Sonova Holding AG Class B	6,040	1,205,833
		11,574,877
Health Care Providers & Services - 7.9%
AmerisourceBergen Corp.	69,810	7,034,754
Cardinal Health, Inc.	207,600	10,834,644
Cigna Corp.	114,790	21,540,344
CVS Health Corp.	399,264	25,940,182
McKesson Corp.	116,688	17,902,273
Patterson Companies, Inc. (a)	161,543	3,553,946
United Drug PLC (United Kingdom)	47,400	421,705
UnitedHealth Group, Inc.	83,100	24,510,345
		111,738,193
Pharmaceuticals - 8.6%
Bayer AG	354,133	26,249,600
Bristol-Myers Squibb Co.	555,000	32,634,000
GlaxoSmithKline PLC sponsored ADR	606,694	24,747,048
Johnson & Johnson	219,559	30,876,582
Novartis AG sponsored ADR	1,625	141,928
Royalty Pharma PLC	8,000	388,400
Sanofi SA sponsored ADR	115,800	5,911,590
		120,949,148

TOTAL HEALTH CARE		262,732,224

INDUSTRIALS - 13.0%
Aerospace & Defense - 1.0%
General Dynamics Corp.	35,800	5,350,668
Huntington Ingalls Industries, Inc.	20,700	3,611,943
Raytheon Technologies Corp.	35,287	2,174,385
Safran SA (b)	22,900	2,303,541
The Boeing Co.	8,100	1,484,730
		14,925,267
Air Freight & Logistics - 2.3%
DSV A/S	6,200	756,994
Expeditors International of Washington, Inc.	2,095	159,304
FedEx Corp.	39,900	5,594,778
United Parcel Service, Inc. Class B	234,172	26,035,243
		32,546,319
Building Products - 0.2%
Johnson Controls International PLC	87,100	2,973,594
Commercial Services & Supplies - 0.5%
Healthcare Services Group, Inc. (a)	174,600	4,270,716
HNI Corp.	29,000	886,530
Interface, Inc.	124,400	1,012,616
KAR Auction Services, Inc.	23,400	321,984
Ritchie Bros. Auctioneers, Inc.	4,000	162,846
		6,654,692
Electrical Equipment - 1.1%
Acuity Brands, Inc.	30,000	2,872,200
Hubbell, Inc. Class B	37,679	4,723,439
Rockwell Automation, Inc.	5,100	1,086,300
Vertiv Holdings Co. (b)	13,000	176,280
Vertiv Holdings LLC (d)	450,000	6,102,000
		14,960,219
Industrial Conglomerates - 4.4%
3M Co.	28,000	4,367,720
General Electric Co.	8,414,350	57,470,011
		61,837,731
Machinery - 1.4%
Caterpillar, Inc.	5,900	746,350
Cummins, Inc.	14,000	2,425,640
Donaldson Co., Inc.	96,200	4,475,224
Flowserve Corp.	66,400	1,893,728
Fortive Corp.	52,200	3,531,852
Kardex AG	1,700	310,053
Nordson Corp.	6,200	1,176,202
Otis Worldwide Corp.	20,543	1,168,075
Stanley Black & Decker, Inc.	14,700	2,048,886
Westinghouse Air Brake Co.	48,521	2,793,354
		20,569,364
Professional Services - 0.2%
Equifax, Inc.	2,200	378,136
RELX PLC (London Stock Exchange)	74,024	1,715,223
Robert Half International, Inc.	5,000	264,150
		2,357,509
Road & Rail - 1.0%
J.B. Hunt Transport Services, Inc.	36,082	4,342,108
Knight-Swift Transportation Holdings, Inc. Class A	238,438	9,945,249
		14,287,357
Trading Companies & Distributors - 0.9%
Fastenal Co.	41,600	1,782,144
MSC Industrial Direct Co., Inc. Class A	2,000	145,620
Watsco, Inc.	60,192	10,696,118
		12,623,882

TOTAL INDUSTRIALS		183,735,934

INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 0.6%
Cisco Systems, Inc.	184,804	8,619,259
IT Services - 3.6%
Amadeus IT Holding SA Class A	74,600	3,916,661
DXC Technology Co.	32,100	529,650
Fidelity National Information Services, Inc.	57,900	7,763,811
Genpact Ltd.	121,000	4,418,920
IBM Corp.	49,100	5,929,807
MasterCard, Inc. Class A	6,700	1,981,190
Unisys Corp. (b)	210,696	2,298,693
Visa, Inc. Class A	125,176	24,180,248
		51,018,980
Semiconductors & Semiconductor Equipment - 3.4%
Analog Devices, Inc.	20,800	2,550,912
Applied Materials, Inc.	48,600	2,937,870
Lam Research Corp.	5,600	1,811,376
Marvell Technology Group Ltd.	52,800	1,851,168
NXP Semiconductors NV	51,900	5,918,676
Qualcomm, Inc.	359,161	32,759,075
		47,829,077
Software - 8.9%
Microsoft Corp.	485,118	98,726,362
Open Text Corp.	42,600	1,808,994
Oracle Corp.	38,391	2,121,871
SAP SE sponsored ADR (a)	152,300	21,322,000
Temenos Group AG	13,020	2,022,157
		126,001,384
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	126,358	46,095,398

TOTAL INFORMATION TECHNOLOGY		279,564,098

MATERIALS - 1.9%
Chemicals - 1.3%
DuPont de Nemours, Inc.	201,600	10,711,008
LyondellBasell Industries NV Class A	29,400	1,932,168
Nutrien Ltd.	103,080	3,311,984
PPG Industries, Inc.	26,100	2,768,166
		18,723,326
Metals & Mining - 0.6%
BHP Billiton Ltd. sponsored ADR (a)	164,800	8,195,504

TOTAL MATERIALS		26,918,830

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
American Tower Corp.	19,600	5,067,384
CoreSite Realty Corp.	22,900	2,772,274
Equinix, Inc.	4,100	2,879,430
Public Storage	10,600	2,034,034
Simon Property Group, Inc.	19,400	1,326,572
		14,079,694
UTILITIES - 0.7%
Electric Utilities - 0.5%
Duke Energy Corp.	29,200	2,332,788
Entergy Corp.	17,200	1,613,532
Exelon Corp.	26,000	943,540
PPL Corp.	11,500	297,160
Southern Co.	51,500	2,670,275
		7,857,295
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	24,100	449,947
Sempra Energy	17,900	2,098,417
		2,548,364

TOTAL UTILITIES		10,405,659

TOTAL COMMON STOCKS
(Cost $1,172,601,304)		1,358,736,841

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 6.50%	40,000	2,113,600
Boston Scientific Corp. Series A 5.50%	23,900	2,505,437
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,390,000)		4,619,037
	Principal Amount	Value

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $1,815,610)	2,210,000	1,585,454
	Shares	Value

Money Market Funds - 5.4%
Fidelity Cash Central Fund 0.12% (e)	53,330,885	53,341,551
Fidelity Securities Lending Cash Central Fund 0.12% (e)(f)	23,333,376	23,335,710
TOTAL MONEY MARKET FUNDS
(Cost $76,676,843)		76,677,261
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $1,255,483,757)		1,441,618,593
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(24,407,056)
NET ASSETS - 100%		$1,417,211,537

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Northern Trust Corp.	Chicago Board Options Exchange	221	$1,753,414	$95.00	7/17/20	$(2,210)

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $1,753,414.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,102,000 or 0.4% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Vertiv Holdings LLC	2/6/20	$4,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$228,922
Fidelity Securities Lending Cash Central Fund	173,532
Total	$402,454

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$105,136,554	$94,077,161	$11,059,393	$--
Consumer Discretionary	44,404,771	44,404,771	--	--
Consumer Staples	123,965,360	121,736,677	2,228,683	--
Energy	97,646,180	97,646,180	--	--
Financials	210,147,537	209,949,308	198,229	--
Health Care	267,351,261	236,482,624	30,868,637	--
Industrials	183,735,934	181,432,393	2,303,541	--
Information Technology	279,564,098	275,647,437	3,916,661	--
Materials	26,918,830	26,918,830	--	--
Real Estate	14,079,694	14,079,694	--	--
Utilities	10,405,659	10,405,659	--	--
Corporate Bonds	1,585,454	--	1,585,454	--
Money Market Funds	76,677,261	76,677,261	--	--
Total Investments in Securities:	$1,441,618,593	$1,389,457,995	$52,160,598	$--
Derivative Instruments:
Liabilities
Written Options	$(2,210)	$(2,210)	$--	$--
Total Liabilities	$(2,210)	$(2,210)	$--	$--
Total Derivative Instruments:	$(2,210)	$(2,210)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(2,210)
Total Equity Risk	0	(2,210)
Total Value of Derivatives	$0	$(2,210)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.1%
Germany	3.4%
United Kingdom	3.0%
France	1.8%
Canada	1.2%
Norway	1.0%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $22,825,038) — See accompanying schedule: Unaffiliated issuers (cost $1,178,806,914)	$1,364,941,332
Fidelity Central Funds (cost $76,676,843)	76,677,261
Total Investment in Securities (cost $1,255,483,757)		$1,441,618,593
Receivable for investments sold		3,182,984
Receivable for fund shares sold		3,974,489
Dividends receivable		3,123,596
Interest receivable		1,866
Distributions receivable from Fidelity Central Funds		34,777
Other receivables		11,628
Total assets		1,451,947,933
Liabilities
Payable for investments purchased	$3,900,663
Payable for fund shares redeemed	6,629,615
Accrued management fee	517,652
Distribution and service plan fees payable	166,630
Written options, at value (premium received $61,097)	2,210
Other affiliated payables	130,601
Other payables and accrued expenses	53,825
Collateral on securities loaned	23,335,200
Total liabilities		34,736,396
Net Assets		$1,417,211,537
Net Assets consist of:
Paid in capital		$1,197,381,104
Total accumulated earnings (loss)		219,830,433
Net Assets		$1,417,211,537
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($326,136,754 ÷ 17,461,947 shares)		$18.68
Service Class:
Net Asset Value, offering price and redemption price per share ($100,287,369 ÷ 5,429,208 shares)		$18.47
Service Class 2:
Net Asset Value, offering price and redemption price per share ($743,362,681 ÷ 40,976,285 shares)		$18.14
Investor Class:
Net Asset Value, offering price and redemption price per share ($247,424,733 ÷ 13,317,459 shares)		$18.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2020 (Unaudited)
Investment Income
Dividends		$20,463,589
Interest		5,912
Income from Fidelity Central Funds (including $173,532 from security lending)		402,454
Total income		20,871,955
Expenses
Management fee	$2,998,127
Transfer agent fees	533,165
Distribution and service plan fees	944,667
Accounting fees	219,129
Custodian fees and expenses	19,290
Independent trustees' fees and expenses	4,418
Audit	28,283
Legal	4,006
Miscellaneous	23,981
Total expenses before reductions	4,775,066
Expense reductions	(21,734)
Total expenses after reductions		4,753,332
Net investment income (loss)		16,118,623
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,250,792
Fidelity Central Funds	4,983
Foreign currency transactions	6,577
Written options	1,751,569
Total net realized gain (loss)		23,013,921
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $10,244)	(211,816,108)
Assets and liabilities in foreign currencies	4,037
Written options	170,690
Total change in net unrealized appreciation (depreciation)		(211,641,381)
Net gain (loss)		(188,627,460)
Net increase (decrease) in net assets resulting from operations		$(172,508,837)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2020 (Unaudited)	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,118,623	$30,682,954
Net realized gain (loss)	23,013,921	70,854,211
Change in net unrealized appreciation (depreciation)	(211,641,381)	267,440,980
Net increase (decrease) in net assets resulting from operations	(172,508,837)	368,978,145
Distributions to shareholders	(78,621,148)	(169,253,703)
Share transactions - net increase (decrease)	109,841,987	109,647,473
Total increase (decrease) in net assets	(141,287,998)	309,371,915
Net Assets
Beginning of period	1,558,499,535	1,249,127,620
End of period	$1,417,211,537	$1,558,499,535

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth & Income Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.17	$19.38	$22.71	$20.15	$18.88	$20.78
Income from Investment Operations
Net investment income (loss)A	.23	.46	.46	.38	.35	.40
Net realized and unrealized gain (loss)	(2.61)	4.91	(2.42)	2.96	2.38	(.86)
Total from investment operations	(2.38)	5.37	(1.96)	3.34	2.73	(.46)
Distributions from net investment income	(.08)	(.77)B	(.08)	(.28)	(.32)	(.42)B
Distributions from net realized gain	(1.03)	(1.81)B	(1.29)	(.51)	(1.14)	(1.01)B
Total distributions	(1.11)	(2.58)	(1.37)	(.78)C	(1.46)	(1.44)D
Net asset value, end of period	$18.68	$22.17	$19.38	$22.71	$20.15	$18.88
Total ReturnE,F,G	(11.31)%	30.05%	(8.98)%	16.90%	16.08%	(2.27)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.54%J	.54%	.55%	.55%	.56%	.56%
Expenses net of fee waivers, if any	.54%J	.54%	.54%	.55%	.56%	.56%
Expenses net of all reductions	.54%J	.54%	.54%	.55%	.56%	.56%
Net investment income (loss)	2.48%J	2.27%	2.08%	1.78%	1.91%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$326,137	$358,103	$361,868	$433,702	$375,639	$370,704
Portfolio turnover rateK	34%J	34%	41%	35%	34%	35%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.78 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.507 per share.

 D Total distributions of $1.44 per share is comprised of distributions from net investment income of $.422 and distributions from net realized gain of $1.013 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.95	$19.21	$22.52	$19.99	$18.75	$20.64
Income from Investment Operations
Net investment income (loss)A	.22	.44	.43	.35	.33	.37
Net realized and unrealized gain (loss)	(2.59)	4.87	(2.39)	2.94	2.35	(.85)
Total from investment operations	(2.37)	5.31	(1.96)	3.29	2.68	(.48)
Distributions from net investment income	(.08)	(.75)B	(.06)	(.25)	(.31)	(.40)B
Distributions from net realized gain	(1.03)	(1.81)B	(1.29)	(.51)	(1.14)	(1.01)B
Total distributions	(1.11)	(2.57)C	(1.35)	(.76)	(1.44)D	(1.41)
Net asset value, end of period	$18.47	$21.95	$19.21	$22.52	$19.99	$18.75
Total ReturnE,F,G	(11.40)%	29.94%	(9.07)%	16.77%	15.94%	(2.35)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.64%J	.64%	.65%	.65%	.66%	.66%
Expenses net of fee waivers, if any	.64%J	.64%	.64%	.65%	.66%	.66%
Expenses net of all reductions	.64%J	.64%	.64%	.65%	.66%	.66%
Net investment income (loss)	2.38%J	2.17%	1.98%	1.68%	1.81%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$100,287	$118,198	$101,089	$125,661	$119,952	$116,035
Portfolio turnover rateK	34%J	34%	41%	35%	34%	35%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.57 per share is comprised of distributions from net investment income of $.746 and distributions from net realized gain of $1.814 per share.

 D Total distributions of $1.44 per share is comprised of distributions from net investment income of $.308 and distributions from net realized gain of $1.135 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.58	$18.94	$22.22	$19.74	$18.54	$20.43
Income from Investment Operations
Net investment income (loss)A	.20	.40	.39	.32	.30	.34
Net realized and unrealized gain (loss)	(2.54)	4.78	(2.35)	2.90	2.33	(.85)
Total from investment operations	(2.34)	5.18	(1.96)	3.22	2.63	(.51)
Distributions from net investment income	(.07)	(.73)B	(.04)	(.23)	(.29)	(.37)B
Distributions from net realized gain	(1.03)	(1.81)B	(1.28)	(.51)	(1.14)	(1.01)B
Total distributions	(1.10)	(2.54)	(1.32)	(.74)	(1.43)	(1.38)
Net asset value, end of period	$18.14	$21.58	$18.94	$22.22	$19.74	$18.54
Total ReturnC,D,E	(11.43)%	29.68%	(9.19)%	16.61%	15.81%	(2.54)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%H	.79%	.80%	.80%	.81%	.81%
Expenses net of fee waivers, if any	.79%H	.79%	.79%	.80%	.81%	.81%
Expenses net of all reductions	.79%H	.79%	.79%	.80%	.81%	.81%
Net investment income (loss)	2.23%H	2.02%	1.83%	1.53%	1.66%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$743,363	$790,495	$527,879	$546,278	$356,194	$290,102
Portfolio turnover rateI	34%H	34%	41%	35%	34%	35%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.07	$19.30	$22.62	$20.07	$18.82	$20.71
Income from Investment Operations
Net investment income (loss)A	.22	.44	.44	.36	.33	.38
Net realized and unrealized gain (loss)	(2.60)	4.90	(2.41)	2.96	2.37	(.85)
Total from investment operations	(2.38)	5.34	(1.97)	3.32	2.70	(.47)
Distributions from net investment income	(.08)	(.75)B	(.06)	(.26)	(.31)	(.40)B
Distributions from net realized gain	(1.03)	(1.81)B	(1.29)	(.51)	(1.14)	(1.01)B
Total distributions	(1.11)	(2.57)C	(1.35)	(.77)	(1.45)	(1.42)D
Net asset value, end of period	$18.58	$22.07	$19.30	$22.62	$20.07	$18.82
Total ReturnE,F,G	(11.38)%	29.97%	(9.05)%	16.83%	15.96%	(2.32)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.62%J	.62%	.62%	.63%	.64%	.64%
Expenses net of fee waivers, if any	.62%J	.62%	.62%	.63%	.64%	.64%
Expenses net of all reductions	.61%J	.62%	.62%	.63%	.64%	.64%
Net investment income (loss)	2.40%J	2.19%	2.01%	1.70%	1.83%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$247,425	$291,704	$258,292	$320,793	$278,661	$238,765
Portfolio turnover rateK	34%J	34%	41%	35%	34%	35%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.57 per share is comprised of distributions from net investment income of $.746 and distributions from net realized gain of $1.814 per share.

 D Total distributions of $1.42 per share is comprised of distributions from net investment income of $.404 and distributions from net realized gain of $1.013 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2020

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$356,418,711
Gross unrealized depreciation	(179,782,769)
Net unrealized appreciation (depreciation)	$176,635,942
Tax cost	$1,265,041,538

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth & Income Portfolio	305,235,914	227,671,910

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$50,953
Service Class 2	893,714
$944,667

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$100,275.06
Service Class	32,077.06
Service Class 2	225,290.06
Investor Class	175,523.14
	$533,165

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Growth & Income Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth & Income Portfolio	$6,834

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $14,914.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Growth & Income Portfolio	$1,802

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $13,592. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds., and includes $1,941 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,127 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $541.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,066.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$18,108,250	$46,606,368
Service Class	5,880,774	13,356,788
Service Class 2	39,921,476	75,342,570
Investor Class	14,710,648	33,947,977
Total	$78,621,148	$169,253,703

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2020	Year ended December 31, 2019	Six months ended June 30, 2020	Year ended December 31, 2019
Initial Class
Shares sold	2,716,931	1,846,345	$50,411,365	$37,347,746
Reinvestment of distributions	855,777	2,438,613	18,108,250	46,606,368
Shares redeemed	(2,263,647)	(6,804,914)	(41,868,001)	(138,699,268)
Net increase (decrease)	1,309,061	(2,519,956)	$26,651,614	$(54,745,154)
Service Class
Shares sold	110,486	164,313	$1,941,427	$3,299,507
Reinvestment of distributions	280,839	704,412	5,880,774	13,356,788
Shares redeemed	(348,043)	(745,285)	(6,413,079)	(15,001,321)
Net increase (decrease)	43,282	123,440	$1,409,122	$1,654,974
Service Class 2
Shares sold	5,704,459	8,237,220	$97,564,638	$162,227,794
Reinvestment of distributions	1,939,819	4,030,890	39,921,476	75,342,570
Shares redeemed	(3,293,365)	(3,520,175)	(60,617,908)	(68,921,732)
Net increase (decrease)	4,350,913	8,747,935	$76,868,206	$168,648,632
Investor Class
Shares sold	1,225,769	1,144,138	$22,657,592	$22,973,119
Reinvestment of distributions	698,511	1,781,169	14,710,648	33,947,977
Shares redeemed	(1,826,933)	(3,088,141)	(32,455,195)	(62,832,075)
Net increase (decrease)	97,347	(162,834)	$4,913,045	$(5,910,979)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 21% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 52% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 to June 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period-B January 1, 2020 to June 30, 2020
Initial Class	.54%
Actual		$1,000.00	$886.90	$2.53
Hypothetical-C		$1,000.00	$1,022.18	$2.72
Service Class	.64%
Actual		$1,000.00	$886.00	$3.00
Hypothetical-C		$1,000.00	$1,021.68	$3.22
Service Class 2.79%
Actual		$1,000.00	$885.70	$3.70
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Investor Class	.62%
Actual		$1,000.00	$886.20	$2.91
Hypothetical-C		$1,000.00	$1,021.78	$3.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth & Income Portfolio

2019 Total Return % vs. Lipper Growth & Income Funds and S&P 500:

75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
12.00
10.00
8.00
6.00
4.00
10.42
6.81
5.18
4.93
4.54
1 Year
50.0
45.0
40.0
35.0
30.0
25.0
48.9
41.2
40.1
37.3
25.7
3 Year
70.0
60.0
50.0
40.0
30.0
20.0
66.3
45.3
43.5
42.4
27.4
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	38%	86%	79%
Service Class	35%	86%	78%
Service Class 2	33%	84%	77%
Investor Class	36%	86%	78%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,900,857,560.658	95.686
Withheld	536,595,348.283	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,876,961,150.727	95.494
Withheld	560,491,758.215	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	95.158
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,064,861,055.915	83.744
Against	95,343,612.189	7.498
Abstain	111,359,919.082	8.758
Broker Non-Vote	0.00	0.00
TOTAL	1,271,564,587.185	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPGI-SANN-0820
1.705698.122

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Semi-Annual Report

June 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2020

% of fund's net assets
Microsoft Corp.	8.5
Amazon.com, Inc.	6.6
Apple, Inc.	4.1
Alphabet, Inc. Class C	3.8
Facebook, Inc. Class A	3.7
Tesla, Inc.	3.0
Carvana Co. Class A	3.0
T-Mobile U.S., Inc.	2.1
NVIDIA Corp.	1.8
Salesforce.com, Inc.	1.8
38.4

Top Five Market Sectors as of June 30, 2020

% of fund's net assets
Information Technology	37.1
Consumer Discretionary	18.4
Communication Services	17.2
Health Care	13.6
Industrials	4.8

Asset Allocation (% of fund's net assets)

As of June 30, 2020*
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 14.6%

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
COMMUNICATION SERVICES - 17.2%
Entertainment - 4.9%
Activision Blizzard, Inc.	94,548	$7,176,193
NetEase, Inc.	68,300	1,177,328
Netflix, Inc. (a)	34,600	15,744,384
Roku, Inc. Class A (a)	256,024	29,834,477
Sea Ltd. ADR (a)(b)	306,088	32,824,877
Take-Two Interactive Software, Inc. (a)	14,100	1,967,937
The Walt Disney Co.	54,951	6,127,586
		94,852,782
Interactive Media & Services - 9.7%
Alphabet, Inc.:
Class A (a)	20,576	29,177,797
Class C (a)	52,323	73,964,316
Facebook, Inc. Class A (a)	314,979	71,522,282
IAC/InterActiveCorp (a)	16,899	5,465,137
Snap, Inc. Class A (a)(b)	63,600	1,493,964
Zoominfo Technologies, Inc.	126,700	6,465,501
		188,088,997
Media - 0.5%
Comcast Corp. Class A	280,190	10,921,806
Wireless Telecommunication Services - 2.1%
T-Mobile U.S., Inc.	384,799	40,076,816
T-Mobile U.S., Inc. rights 7/28/20 (a)	333,799	56,078
		40,132,894

TOTAL COMMUNICATION SERVICES		333,996,479

CONSUMER DISCRETIONARY - 18.4%
Automobiles - 3.0%
Tesla, Inc. (a)(b)	54,125	58,444,716
Diversified Consumer Services - 0.1%
Arco Platform Ltd. Class A (a)	64,077	2,786,068
Hotels, Restaurants & Leisure - 0.3%
Hilton Worldwide Holdings, Inc.	29,200	2,144,740
McDonald's Corp.	1,456	268,588
Starbucks Corp.	44,347	3,263,496
		5,676,824
Household Durables - 0.0%
iRobot Corp. (a)	4,400	369,160
Internet & Direct Marketing Retail - 10.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	77,092	16,628,744
Amazon.com, Inc. (a)	46,328	127,810,613
JD.com, Inc. Class A	30,000	897,232
MakeMyTrip Ltd. (a)	49,100	752,212
Meituan Dianping Class B (a)	423,285	9,388,129
MercadoLibre, Inc. (a)	3,226	3,180,094
Naspers Ltd. Class N	21,520	3,954,954
Pinduoduo, Inc. ADR (a)	300,903	25,829,514
Prosus NV	40,844	3,808,194
The Booking Holdings, Inc. (a)	5,010	7,977,623
Wayfair LLC Class A (a)	51,702	10,216,832
		210,444,141
Specialty Retail - 3.8%
Carvana Co. Class A (a)(b)	476,270	57,247,654
Floor & Decor Holdings, Inc. Class A (a)	111,558	6,431,319
Lowe's Companies, Inc.	46,554	6,290,376
Vroom, Inc.	50,300	2,622,642
		72,591,991
Textiles, Apparel & Luxury Goods - 0.3%
Allbirds, Inc. (a)(c)(d)	6,630	68,355
lululemon athletica, Inc. (a)	20,872	6,512,273
		6,580,628

TOTAL CONSUMER DISCRETIONARY		356,893,528

CONSUMER STAPLES - 1.0%
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	29,200	8,853,732
Performance Food Group Co. (a)	188,800	5,501,632
Sysco Corp.	32,000	1,749,120
		16,104,484
Food Products - 0.2%
Beyond Meat, Inc. (a)(b)	26,611	3,565,342
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	560	57,126

TOTAL CONSUMER STAPLES		19,726,952

ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Reliance Industries Ltd. (a)	77,762	821,007
Reliance Industries Ltd.	1,121,735	25,303,443
		26,124,450
FINANCIALS - 2.4%
Banks - 0.1%
HDFC Bank Ltd. sponsored ADR	51,405	2,336,871
Capital Markets - 0.7%
Charles Schwab Corp.	36,874	1,244,129
London Stock Exchange Group PLC	64,603	6,718,402
MSCI, Inc.	2,880	961,402
XP, Inc. Class A (a)	101,400	4,259,814
		13,183,747
Consumer Finance - 1.6%
Capital One Financial Corp.	78,800	4,932,092
LendingTree, Inc. (a)(b)	72,623	21,026,537
Synchrony Financial	227,200	5,034,752
		30,993,381

TOTAL FINANCIALS		46,513,999

HEALTH CARE - 13.6%
Biotechnology - 5.0%
ACADIA Pharmaceuticals, Inc. (a)	74,600	3,615,862
Acceleron Pharma, Inc. (a)	17,000	1,619,590
ADC Therapeutics SA (a)	21,200	992,372
Aimmune Therapeutics, Inc. (a)(b)	56,563	945,168
Alexion Pharmaceuticals, Inc. (a)	107,127	12,023,934
Alnylam Pharmaceuticals, Inc. (a)	32,151	4,761,885
Applied Therapeutics, Inc. (a)	17,537	633,963
Arcutis Biotherapeutics, Inc. (a)	33,800	1,022,112
Argenx SE ADR (a)	6,100	1,373,903
Ascendis Pharma A/S sponsored ADR (a)	13,500	1,996,650
BeiGene Ltd. (a)	23,800	348,532
Black Diamond Therapeutics, Inc. (a)	8,600	362,576
Crinetics Pharmaceuticals, Inc. (a)	94,886	1,662,403
FibroGen, Inc. (a)	112,077	4,542,481
Forma Therapeutics Holdings, Inc.	9,100	423,059
Fusion Pharmaceuticals, Inc. (a)	15,300	267,291
G1 Therapeutics, Inc. (a)	26,600	645,316
Global Blood Therapeutics, Inc. (a)	10,300	650,239
Gritstone Oncology, Inc. (a)	49,424	328,175
Insmed, Inc. (a)	327,303	9,013,925
Intercept Pharmaceuticals, Inc. (a)	19,500	934,245
Keros Therapeutics, Inc.	28,600	1,072,786
Morphic Holding, Inc.	38,600	1,044,130
Neurocrine Biosciences, Inc. (a)	70,322	8,579,284
Passage Bio, Inc. (a)	48,600	1,328,238
Protagonist Therapeutics, Inc. (a)	9,600	169,536
Regeneron Pharmaceuticals, Inc. (a)	30,082	18,760,639
Repare Therapeutics, Inc.	3,400	105,468
Revolution Medicines, Inc.	24,093	760,616
Sage Therapeutics, Inc. (a)	12,800	532,224
Sarepta Therapeutics, Inc. (a)	43,113	6,912,738
TG Therapeutics, Inc. (a)	15,900	309,732
Vertex Pharmaceuticals, Inc. (a)	23,298	6,763,642
Viela Bio, Inc.	36,600	1,585,512
Zymeworks, Inc. (a)	13,900	501,373
		96,589,599
Health Care Equipment & Supplies - 3.5%
Atricure, Inc. (a)	17,500	786,625
Becton, Dickinson & Co.	23,900	5,718,553
Boston Scientific Corp. (a)	419,492	14,728,364
DexCom, Inc. (a)	16,000	6,486,400
Insulet Corp. (a)	26,800	5,206,168
Intuitive Surgical, Inc. (a)	11,030	6,285,225
iRhythm Technologies, Inc. (a)	18,561	2,151,034
Masimo Corp. (a)	13,380	3,050,506
Novocure Ltd. (a)	81,146	4,811,958
Penumbra, Inc. (a)	29,400	5,257,308
SmileDirectClub, Inc. (a)(b)	870,088	6,873,695
TransMedics Group, Inc. (a)(b)	355,941	6,378,463
		67,734,299
Health Care Providers & Services - 3.8%
1Life Healthcare, Inc. (a)(b)	182,720	6,636,390
Centene Corp. (a)	157,400	10,002,770
Cigna Corp.	55,045	10,329,194
Humana, Inc.	33,972	13,172,643
UnitedHealth Group, Inc.	113,048	33,343,508
		73,484,505
Health Care Technology - 0.1%
Inspire Medical Systems, Inc. (a)	21,200	1,844,824
Veeva Systems, Inc. Class A (a)	3,531	827,737
		2,672,561
Life Sciences Tools & Services - 0.1%
10X Genomics, Inc. (a)	7,600	678,756
Bruker Corp.	57,437	2,336,537
		3,015,293
Pharmaceuticals - 1.1%
AstraZeneca PLC sponsored ADR	41,220	2,180,126
Bristol-Myers Squibb Co.	43,231	2,541,983
Bristol-Myers Squibb Co. rights (a)	23,300	83,414
IMARA, Inc.	35,000	967,050
Nabriva Therapeutics PLC (a)(b)	1,631,559	1,100,650
Nabriva Therapeutics PLC warrants 6/1/22 (a)	1,049,672	153,326
Nektar Therapeutics (a)	182,499	4,226,677
Roche Holding AG (participation certificate)	22,412	7,764,627
Theravance Biopharma, Inc. (a)	39,100	820,709
Vaxcyte, Inc.	31,100	983,071
		20,821,633

TOTAL HEALTH CARE		264,317,890

INDUSTRIALS - 4.6%
Aerospace & Defense - 0.1%
Northrop Grumman Corp.	7,273	2,236,011
Airlines - 0.4%
JetBlue Airways Corp. (a)	457,670	4,988,603
Spirit Airlines, Inc. (a)(b)	110,900	1,974,020
		6,962,623
Electrical Equipment - 0.5%
Sensata Technologies, Inc. PLC (a)	8,100	301,563
Sunrun, Inc. (a)	299,618	5,908,467
Vestas Wind Systems A/S	43,857	4,491,080
		10,701,110
Machinery - 0.9%
Fortive Corp.	4,800	324,768
Minebea Mitsumi, Inc.	169,043	3,081,254
Nikola Corp. (c)	204,924	13,146,592
		16,552,614
Professional Services - 0.3%
Clarivate Analytics PLC (a)	105,600	2,358,048
TransUnion Holding Co., Inc.	45,937	3,998,356
		6,356,404
Road & Rail - 2.4%
Lyft, Inc. (a)	490,016	16,175,428
Uber Technologies, Inc. (a)	999,893	31,076,674
		47,252,102

TOTAL INDUSTRIALS		90,060,864

INFORMATION TECHNOLOGY - 36.9%
Electronic Equipment & Components - 0.4%
CDW Corp.	7,541	876,113
Flextronics International Ltd. (a)	342,852	3,514,233
FLIR Systems, Inc.	7,000	283,990
Jabil, Inc.	85,200	2,733,216
		7,407,552
IT Services - 8.2%
Alliance Data Systems Corp.	111,700	5,039,904
EPAM Systems, Inc. (a)	10,371	2,613,596
Fidelity National Information Services, Inc.	54,306	7,281,892
Gartner, Inc. (a)	2,700	327,591
GDS Holdings Ltd. ADR (a)(b)	105,940	8,439,180
Genpact Ltd.	123,080	4,494,882
Global Payments, Inc.	44,774	7,594,566
GoDaddy, Inc. (a)	218,206	16,001,046
MasterCard, Inc. Class A	54,156	16,013,929
MongoDB, Inc. Class A (a)(b)	24,886	5,632,697
PayPal Holdings, Inc. (a)	85,947	14,974,546
Repay Holdings Corp. (a)	16,500	406,395
Riskified Ltd. (c)(d)	122,600	1,488,315
Riskified Ltd. warrants (a)(c)(d)	147	0
Shift4 Payments, Inc.	5,300	188,150
Square, Inc. (a)	43,500	4,564,890
Twilio, Inc. Class A (a)	76,477	16,780,583
Visa, Inc. Class A	107,333	20,733,516
Wix.com Ltd. (a)	103,790	26,593,074
		159,168,752
Semiconductors & Semiconductor Equipment - 7.4%
Applied Materials, Inc.	113,695	6,872,863
Broadcom, Inc.	10,401	3,282,660
Cirrus Logic, Inc. (a)	11,600	716,648
Enphase Energy, Inc. (a)	83,500	3,972,095
Lam Research Corp.	25,744	8,327,154
Marvell Technology Group Ltd.	371,570	13,027,244
MediaTek, Inc.	33,000	649,478
Micron Technology, Inc. (a)	534,555	27,540,274
NVIDIA Corp.	92,563	35,165,609
NXP Semiconductors NV	220,845	25,185,164
ON Semiconductor Corp. (a)	225,039	4,460,273
Qualcomm, Inc.	39,094	3,565,764
SolarEdge Technologies, Inc. (a)	59,843	8,305,012
Universal Display Corp.	9,392	1,405,231
		142,475,469
Software - 16.6%
Adobe, Inc. (a)	49,257	21,442,065
Anaplan, Inc. (a)	16,000	724,960
Autodesk, Inc. (a)	43,185	10,329,420
Cerence, Inc. (a)(b)	26,800	1,094,512
Ceridian HCM Holding, Inc. (a)	10,400	824,408
Cloudflare, Inc. (a)	41,697	1,499,007
Coupa Software, Inc. (a)	22,660	6,277,726
Digital Turbine, Inc. (a)	221,700	2,786,769
DocuSign, Inc. (a)	31,752	5,468,012
Dynatrace, Inc.	227,700	9,244,620
Elastic NV (a)	82,881	7,642,457
HubSpot, Inc. (a)	47,893	10,744,795
Intuit, Inc.	15,190	4,499,126
Lightspeed POS, Inc. (a)	240,037	5,733,942
Microsoft Corp.	809,444	164,729,946
Nutanix, Inc. Class A (a)	53,700	1,272,959
Q2 Holdings, Inc. (a)(b)	5,900	506,161
RingCentral, Inc. (a)	7,617	2,170,921
Salesforce.com, Inc. (a)	183,831	34,437,061
ServiceNow, Inc. (a)	27,218	11,024,923
Snowflake Computing, Inc. Class B (c)(d)	1,186	45,981
The Trade Desk, Inc. (a)(b)	23,245	9,449,093
Workday, Inc. Class A (a)	25,593	4,795,104
Xero Ltd. (a)	14,837	922,638
Zendesk, Inc. (a)	17,300	1,531,569
Zoom Video Communications, Inc. Class A (a)(b)	12,100	3,067,834
		322,266,009
Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	217,951	79,508,525
Western Digital Corp.	104,497	4,613,543
		84,122,068

TOTAL INFORMATION TECHNOLOGY		715,439,850

MATERIALS - 1.5%
Chemicals - 1.5%
LG Chemical Ltd.	29,356	12,145,100
Olin Corp.	578,783	6,650,217
The Chemours Co. LLC (b)	624,687	9,588,945
		28,384,262
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.	27,485	7,105,972
Real Estate Management & Development - 0.2%
Redfin Corp. (a)(b)	82,645	3,463,652

TOTAL REAL ESTATE		10,569,624

UTILITIES - 1.0%
Electric Utilities - 1.0%
Edison International	86,407	4,692,764
Enel SpA	113,200	979,004
Iberdrola SA	79,900	932,807
NextEra Energy, Inc.	19,913	4,782,505
ORSTED A/S (e)	68,694	7,927,386
		19,314,466
TOTAL COMMON STOCKS
(Cost $1,063,689,293)		1,911,342,364

Preferred Stocks - 1.3%
Convertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	2,615	26,961
Series B (a)(c)(d)	460	4,743
Series C (a)(c)(d)	4,390	45,261
Series Seed (a)(c)(d)	1,405	14,486
		91,451
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (c)(d)	27,201	1,255,598
Sweetgreen, Inc.:
Series C (c)(d)	749	11,490
Series D (c)(d)	12,050	184,847
Series I (c)(d)	28,401	435,671
		1,887,606
Tobacco - 0.7%
JUUL Labs, Inc.:
Series C (a)(c)(d)	131,549	13,419,313
Series D (a)(c)(d)	741	75,589
		13,494,902
TOTAL CONSUMER STAPLES		15,382,508
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Sonder Holdings, Inc.:
Series D (c)(d)	28,666	308,644
Series E (c)(d)	122,861	1,322,832
		1,631,476
Insurance - 0.0%
Clover Health Series D (a)(c)(d)	65,670	277,127
TOTAL FINANCIALS		1,908,603
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Nuvation Bio, Inc. Series A (c)(d)(f)	398,600	374,684
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series I (a)(c)(d)	3,941	867,020
Road & Rail - 0.2%
Convoy, Inc. Series D (c)(d)	197,216	2,968,101
TOTAL INDUSTRIALS		3,835,121
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.0%
Riskified Ltd. Series E (c)(d)	17,500	212,443
Yanka Industries, Inc. Series E (c)(d)	53,172	642,275
		854,718
Software - 0.2%
ACV Auctions, Inc. Series E (c)(d)	482,013	2,916,179
TOTAL INFORMATION TECHNOLOGY		3,770,897

TOTAL CONVERTIBLE PREFERRED STOCKS		25,363,264

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (d)	1,673,000	33,460
Waymo LLC Series A2 (c)(d)	7,496	643,661
		677,121
TOTAL PREFERRED STOCKS
(Cost $12,147,537)		26,040,385
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.
4% 5/22/27 (c)(d)	130,700	130,700
4% 6/12/27 (c)(d)	35,600	35,600
TOTAL CONVERIBLE BONDS
(Cost $166,300)		166,300
	Shares	Value

Money Market Funds - 8.7%
Fidelity Cash Central Fund 0.12% (g)	7,961,601	7,963,193
Fidelity Securities Lending Cash Central Fund 0.12% (g)(h)	160,836,478	160,852,562
TOTAL MONEY MARKET FUNDS
(Cost $168,815,755)		168,815,755
TOTAL INVESTMENT IN SECURITIES - 108.6%
(Cost $1,244,818,885)		2,106,364,804
NET OTHER ASSETS (LIABILITIES) - (8.6)%		(167,463,815)
NET ASSETS - 100%		$1,938,900,989

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $40,979,593 or 2.1% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,927,386 or 0.4% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ACV Auctions, Inc. Series E	11/6/19	$2,665,628
Allbirds, Inc.	10/9/18	$72,712
Allbirds, Inc. Series A	10/9/18	$28,679
Allbirds, Inc. Series B	10/9/18	$5,045
Allbirds, Inc. Series C	10/9/18	$48,146
Allbirds, Inc. Series Seed	10/9/18	$15,409
Blink Health LLC Series C	11/7/19	$1,038,425
Clover Health Series D	6/7/17	$615,840
Convoy, Inc. Series D	10/30/19	$2,670,305
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$130,700
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$35,600
Nikola Corp.	6/2/20	$2,049,240
Nuvation Bio, Inc. Series A	6/17/19	$307,472
Riskified Ltd.	12/20/19 - 4/15/20	$1,109,208
Riskified Ltd. Series E	10/28/19	$166,502
Riskified Ltd. warrants	10/28/19	$0
Snowflake Computing, Inc. Class B	3/19/20	$46,001
Sonder Holdings, Inc. Series D	12/20/19	$300,878
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$1,322,832
Space Exploration Technologies Corp. Series I	4/5/18	$666,029
Sweetgreen, Inc. Series C	9/13/19	$12,808
Sweetgreen, Inc. Series D	9/13/19	$206,055
Sweetgreen, Inc. Series I	9/13/19	$485,657
Waymo LLC Series A2	5/8/20	$643,661
Yanka Industries, Inc. Series E	5/15/20	$642,275

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$37,190
Fidelity Securities Lending Cash Central Fund	1,812,879
Total	$1,850,069

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$333,996,479	$333,996,479	$--	$--
Consumer Discretionary	357,662,100	349,062,025	7,763,148	836,927
Consumer Staples	35,109,460	19,669,826	--	15,439,634
Energy	26,124,450	26,124,450	--	--
Financials	48,422,602	39,795,597	6,718,402	1,908,603
Health Care	264,692,574	256,399,937	7,917,953	374,684
Industrials	93,895,985	69,341,938	20,718,926	3,835,121
Information Technology	719,210,747	713,905,554	--	5,305,193
Materials	28,384,262	16,239,162	12,145,100	--
Real Estate	10,569,624	10,569,624	--	--
Utilities	19,314,466	17,402,655	1,911,811	--
Corporate Bonds	166,300	--	--	166,300
Money Market Funds	168,815,755	168,815,755	--	--
Total Investments in Securities:	$2,106,364,804	$2,021,323,002	$57,175,340	$27,866,462

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$21,252,129
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(5,812,495)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$15,439,634
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at June 30, 2020	$(5,812,495)
Other Investments in Securities
Beginning Balance	$7,876,049
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	733,485
Cost of Purchases	3,817,294
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	405,703
Transfers out of Level 3	(405,703)
Ending Balance	$12,426,828
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at June 30, 2020	$733,485

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.4%
Cayman Islands	5.0%
Netherlands	2.0%
India	1.5%
Israel	1.5%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $162,245,467) — See accompanying schedule: Unaffiliated issuers (cost $1,076,003,130)	$1,937,549,049
Fidelity Central Funds (cost $168,815,755)	168,815,755
Total Investment in Securities (cost $1,244,818,885)		$2,106,364,804
Receivable for investments sold		7,144,486
Receivable for fund shares sold		3,049,599
Dividends receivable		280,967
Interest receivable		467
Distributions receivable from Fidelity Central Funds		576,198
Other receivables		35,551
Total assets		2,117,452,072
Liabilities
Payable for investments purchased
Regular delivery	$14,031,301
Delayed delivery	153,736
Payable for fund shares redeemed	1,196,198
Accrued management fee	826,047
Distribution and service plan fees payable	142,484
Other affiliated payables	197,809
Other payables and accrued expenses	1,158,163
Collateral on securities loaned	160,845,345
Total liabilities		178,551,083
Net Assets		$1,938,900,989
Net Assets consist of:
Paid in capital		$1,032,640,210
Total accumulated earnings (loss)		906,260,779
Net Assets		$1,938,900,989
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($333,304,176 ÷ 5,893,693 shares)		$56.55
Service Class:
Net Asset Value, offering price and redemption price per share ($125,319,432 ÷ 2,221,226 shares)		$56.42
Service Class 2:
Net Asset Value, offering price and redemption price per share ($662,218,878 ÷ 11,931,501 shares)		$55.50
Investor Class:
Net Asset Value, offering price and redemption price per share ($818,058,503 ÷ 14,576,689 shares)		$56.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2020 (Unaudited)
Investment Income
Dividends		$3,792,721
Interest		4,013
Income from Fidelity Central Funds (including $1,812,879 from security lending)		1,850,069
Total income		5,646,803
Expenses
Management fee	$4,195,627
Transfer agent fees	751,708
Distribution and service plan fees	713,881
Accounting fees	245,176
Custodian fees and expenses	54,894
Independent trustees' fees and expenses	4,744
Audit	41,805
Legal	6,384
Interest	13,579
Miscellaneous	54,883
Total expenses before reductions	6,082,681
Expense reductions	(71,028)
Total expenses after reductions		6,011,653
Net investment income (loss)		(364,850)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $77,751)	50,958,172
Fidelity Central Funds	6,920
Foreign currency transactions	(31,183)
Futures contracts	(221,597)
Total net realized gain (loss)		50,712,312
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $471,805)	274,184,538
Assets and liabilities in foreign currencies	1,154
Total change in net unrealized appreciation (depreciation)		274,185,692
Net gain (loss)		324,898,004
Net increase (decrease) in net assets resulting from operations		$324,533,154

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2020 (Unaudited)	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(364,850)	$1,104,326
Net realized gain (loss)	50,712,312	88,280,963
Change in net unrealized appreciation (depreciation)	274,185,692	319,173,043
Net increase (decrease) in net assets resulting from operations	324,533,154	408,558,332
Distributions to shareholders	(81,434,049)	(98,227,552)
Share transactions - net increase (decrease)	146,625,976	336,477,204
Total increase (decrease) in net assets	389,725,081	646,807,984
Net Assets
Beginning of period	1,549,175,908	902,367,924
End of period	$1,938,900,989	$1,549,175,908

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Opportunities Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$48.86	$38.01	$36.08	$31.06	$31.75	$33.51
Income from Investment Operations
Net investment income (loss)A	.02	.09B	.03	.13	.11	.10
Net realized and unrealized gain (loss)	10.20	14.54	4.19	9.54	(.10)	1.70
Total from investment operations	10.22	14.63	4.22	9.67	.01	1.80
Distributions from net investment income	(.01)	(.07)	(.05)	(.10)	(.10)	(.06)
Distributions from net realized gain	(2.52)	(3.71)	(2.24)	(4.54)	(.60)	(3.49)
Total distributions	(2.53)	(3.78)	(2.29)	(4.65)C	(.70)	(3.56)D
Net asset value, end of period	$56.55	$48.86	$38.01	$36.08	$31.06	$31.75
Total ReturnE,F,G	21.61%	40.84%	12.46%	34.47%	.37%	5.61%
Ratios to Average Net AssetsH,I
Expenses before reductions	.65%J	.64%	.65%	.67%	.68%	.67%
Expenses net of fee waivers, if any	.65%J	.64%	.65%	.66%	.68%	.67%
Expenses net of all reductions	.64%J	.64%	.65%	.66%	.68%	.66%
Net investment income (loss)	.08%J	.20%B	.09%	.40%	.36%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$333,304	$284,621	$187,106	$167,740	$133,393	$176,056
Portfolio turnover rateK	74%J	49%	39%	54%	65%	63%L

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 C Total distributions of $4.65 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $4.543 per share.

 D Total distributions of $3.56 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $3.492 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$48.77	$37.95	$36.02	$31.01	$31.70	$33.46
Income from Investment Operations
Net investment income (loss)A	(.01)	.04B	–C	.10	.08	.07
Net realized and unrealized gain (loss)	10.19	14.52	4.17	9.52	(.09)	1.68
Total from investment operations	10.18	14.56	4.17	9.62	(.01)	1.75
Distributions from net investment income	–C	(.02)	(.04)	(.07)	(.07)	(.02)
Distributions from net realized gain	(2.52)	(3.71)	(2.20)	(4.54)	(.60)	(3.49)
Total distributions	(2.53)D	(3.74)E	(2.24)	(4.61)	(.68)F	(3.51)
Net asset value, end of period	$56.42	$48.77	$37.95	$36.02	$31.01	$31.70
Total ReturnG,H,I	21.56%	40.70%	12.35%	34.36%	.28%	5.48%
Ratios to Average Net AssetsJ,K
Expenses before reductions	.75%L	.74%	.75%	.77%	.78%	.77%
Expenses net of fee waivers, if any	.75%L	.74%	.75%	.76%	.78%	.77%
Expenses net of all reductions	.74%L	.74%	.75%	.76%	.78%	.76%
Net investment income (loss)	(.02)%L	.10%B	(.01)%	.30%	.26%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$125,319	$111,145	$94,561	$102,730	$92,664	$113,812
Portfolio turnover rateM	74%L	49%	39%	54%	65%	63%N

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

 C Amount represents less than $.005 per share.

 D Total distributions of $2.53 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $2.524 per share.

 E Total distributions of $3.74 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $3.714 per share.

 F Total distributions of $.68 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.602 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 N The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$48.05	$37.46	$35.60	$30.71	$31.40	$33.20
Income from Investment Operations
Net investment income (loss)A	(.04)	(.02)B	(.06)	.05	.03	.02
Net realized and unrealized gain (loss)	10.01	14.31	4.13	9.42	(.10)	1.67
Total from investment operations	9.97	14.29	4.07	9.47	(.07)	1.69
Distributions from net investment income	–	–	(.03)	(.04)	(.02)	–C
Distributions from net realized gain	(2.52)	(3.70)	(2.17)	(4.54)	(.60)	(3.49)
Total distributions	(2.52)	(3.70)	(2.21)D	(4.58)	(.62)	(3.49)
Net asset value, end of period	$55.50	$48.05	$37.46	$35.60	$30.71	$31.40
Total ReturnE,F,G	21.45%	40.49%	12.18%	34.17%	.10%	5.34%
Ratios to Average Net AssetsH,I
Expenses before reductions	.90%J	.89%	.90%	.91%	.93%	.92%
Expenses net of fee waivers, if any	.90%J	.89%	.90%	.91%	.93%	.92%
Expenses net of all reductions	.89%J	.89%	.90%	.91%	.93%	.91%
Net investment income (loss)	(.17)%J	(.05)%B	(.16)%	.15%	.11%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$662,219	$505,917	$273,228	$193,945	$117,623	$177,404
Portfolio turnover rateK	74%J	49%	39%	54%	65%	63%L

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.22)%.

 C Amount represents less than $.005 per share.

 D Total distributions of $2.21 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.173 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$48.52	$37.78	$35.88	$30.91	$31.60	$33.37
Income from Investment Operations
Net investment income (loss)A	–B	.05C	–B	.10	.08	.07
Net realized and unrealized gain (loss)	10.13	14.44	4.16	9.49	(.09)	1.70
Total from investment operations	10.13	14.49	4.16	9.59	(.01)	1.77
Distributions from net investment income	(.01)	(.04)	(.04)	(.08)	(.07)	(.05)
Distributions from net realized gain	(2.52)	(3.71)	(2.22)	(4.54)	(.60)	(3.49)
Total distributions	(2.53)	(3.75)	(2.26)	(4.62)	(.68)D	(3.54)
Net asset value, end of period	$56.12	$48.52	$37.78	$35.88	$30.91	$31.60
Total ReturnE,F,G	21.57%	40.71%	12.37%	34.38%	.28%	5.54%
Ratios to Average Net AssetsH,I
Expenses before reductions	.73%J	.72%	.73%	.75%	.76%	.75%
Expenses net of fee waivers, if any	.73%J	.72%	.73%	.75%	.76%	.75%
Expenses net of all reductions	.72%J	.72%	.73%	.74%	.76%	.74%
Net investment income (loss)	- %J,K	.12%C	.01%	.32%	.28%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$818,059	$647,493	$347,473	$243,040	$175,086	$270,119
Portfolio turnover rateL	74%J	49%	39%	54%	65%	63%M

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

 D Total distributions of $.68 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.602 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount represents less than .005%.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2020

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$27,700,162	Market approach	Transaction price	$0.02 - $220.00 / $70.69	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market comparable	Transaction price	$0.77	Increase
			Discount rate	3.7% - 62.1% / 21.6%	Decrease
			Enterprise value/Sales multiple (EV/S)	0.9 - 8.8 / 6.1	Increase
			Discount for lack of marketability	10.0%	Decrease
			Premium rate	12.3% - 189.2% / 69.5%	Increase
Corporate Bonds	$166,300	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$887,982,863
Gross unrealized depreciation	(35,488,291)
Net unrealized appreciation (depreciation)	$852,494,572
Tax cost	$1,253,870,232

The Fund elected to defer to its next fiscal year approximately $578,103 of capital losses recognized during the period November 1, 2019 to June 30, 2020.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Opportunities Portfolio	670,257,396	582,462,347

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$54,479
Service Class 2	659,402
$713,881

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$87,849.06
Service Class	34,363.06
Service Class 2	166,522.06
Investor Class	462,974.14
	$751,708

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Growth Opportunities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Opportunities Portfolio	$14,187

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	Borrower	$11,270,786	1.51%	$13,218

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,780.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Growth Opportunities Portfolio	$1,832

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $158,657. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $6,650 from securities loaned to NFS, as affiliated borrower.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	$7,066,000	1.84%	$361

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $67,431 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $572.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,025.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$14,781,222	$20,159,602
Service Class	5,641,056	9,089,613
Service Class 2	26,961,484	29,211,934
Investor Class	34,050,287	39,766,403
Total	$81,434,049	$98,227,552

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2020	Year ended December 31, 2019	Six months ended June 30, 2020	Year ended December 31, 2019
Initial Class
Shares sold	707,874	1,522,146	$34,883,936	$65,731,433
Reinvestment of distributions	296,336	505,671	14,781,222	20,159,601
Shares redeemed	(935,703)	(1,125,144)	(43,757,235)	(49,192,977)
Net increase (decrease)	68,507	902,673	$5,907,923	$36,698,057
Service Class
Shares sold	114,449	134,926	$5,510,957	$5,999,801
Reinvestment of distributions	113,320	229,393	5,641,056	9,089,613
Shares redeemed	(285,493)	(577,172)	(13,431,452)	(25,081,638)
Net increase (decrease)	(57,724)	(212,853)	$(2,279,439)	$(9,992,224)
Service Class 2
Shares sold	2,917,013	4,526,320	$139,007,382	$194,762,150
Reinvestment of distributions	550,234	745,790	26,961,484	29,211,934
Shares redeemed	(2,065,426)	(2,036,689)	(93,241,677)	(87,238,891)
Net increase (decrease)	1,401,821	3,235,421	$72,727,189	$136,735,193
Investor Class
Shares sold	2,273,663	4,820,196	$109,226,925	$205,756,904
Reinvestment of distributions	687,746	1,003,174	34,050,287	39,766,403
Shares redeemed	(1,729,392)	(1,676,913)	(73,006,909)	(72,487,129)
Net increase (decrease)	1,232,017	4,146,457	$70,270,303	$173,036,178

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 52% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 26% of the total outstanding shares of the Fund.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 to June 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period-B January 1, 2020 to June 30, 2020
Initial Class	.65%
Actual		$1,000.00	$1,216.10	$3.58
Hypothetical-C		$1,000.00	$1,021.63	$3.27
Service Class	.75%
Actual		$1,000.00	$1,215.60	$4.13
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Service Class 2.90%
Actual		$1,000.00	$1,214.50	$4.96
Hypothetical-C		$1,000.00	$1,020.39	$4.52
Investor Class	.73%
Actual		$1,000.00	$1,215.70	$4.02
Hypothetical-C		$1,000.00	$1,021.23	$3.67

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth Opportunities Portfolio

2019 Total Return % vs. Morningstar Large Growth and Russell 1000 Growth:

75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
25.0
20.0
15.0
10.0
5.0
21.5
21.2
12.8
11.6
7.5
1 Year
120.0
100.0
80.0
60.0
40.0
102.2
100.8
69.9
64.6
51.6
3 Year
120.0
100.0
80.0
60.0
40.0
117.2
114.5
87.5
85.4
58.8
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	97%	98%	98%
Service Class	97%	98%	98%
Service Class 2	97%	98%	98%
Investor Class	97%	98%	98%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Service Class 2 ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and the competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,900,857,560.658	95.686
Withheld	536,595,348.283	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,876,961,150.727	95.494
Withheld	560,491,758.215	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	95.158
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,032,092,251.477	83.892
Against	103,786,520.132	8.436
Abstain	94,377,223.268	7.671
Broker Non-Vote	0.00	0.00
TOTAL	1,230,255,994.878	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPGRO-SANN-0820
1.705699.122

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Semi-Annual Report

June 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2020

% of fund's net assets
Activision Blizzard, Inc.	2.5
Electronic Arts, Inc.	2.0
Deckers Outdoor Corp.	2.0
Akamai Technologies, Inc.	1.7
The AES Corp.	1.6
ITT, Inc.	1.3
Generac Holdings, Inc.	1.3
Nomad Foods Ltd.	1.2
Molina Healthcare, Inc.	1.1
Primerica, Inc.	1.1
15.8

Top Five Market Sectors as of June 30, 2020

% of fund's net assets
Information Technology	19.8
Industrials	13.4
Financials	12.5
Consumer Discretionary	11.3
Health Care	10.5

Asset Allocation (% of fund's net assets)

As of June 30, 2020*
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 14.4%

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
COMMUNICATION SERVICES - 6.3%
Entertainment - 4.5%
Activision Blizzard, Inc.	2,013,100	$152,794,289
Electronic Arts, Inc. (a)	938,190	123,887,990
		276,682,279
Interactive Media & Services - 0.4%
Match Group, Inc. (a)(b)	234,000	25,049,700
Media - 1.4%
Interpublic Group of Companies, Inc.	2,503,385	42,958,087
The New York Times Co. Class A (b)	931,800	39,163,554
		82,121,641

TOTAL COMMUNICATION SERVICES		383,853,620

CONSUMER DISCRETIONARY - 11.3%
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc. (a)	328,500	29,739,105
Hotels, Restaurants & Leisure - 4.4%
ARAMARK Holdings Corp.	723,700	16,333,909
Churchill Downs, Inc.	493,400	65,696,210
Dine Brands Global, Inc. (b)	567,198	23,879,036
Dunkin' Brands Group, Inc.	450,000	29,353,500
Eldorado Resorts, Inc. (a)	465,239	18,637,474
Hilton Grand Vacations, Inc. (a)	948,100	18,535,355
Jubilant Foodworks Ltd.	150,140	3,432,779
Noodles & Co. (a)(b)(c)	2,478,357	14,994,060
Penn National Gaming, Inc. (a)	769,900	23,512,746
Planet Fitness, Inc. (a)	506,400	30,672,648
Vail Resorts, Inc.	123,700	22,531,955
		267,579,672
Household Durables - 0.8%
KB Home (b)	370,800	11,376,144
NVR, Inc. (a)	4,900	15,967,875
Taylor Morrison Home Corp. (a)	1,074,700	20,730,963
		48,074,982
Internet & Direct Marketing Retail - 0.8%
Boohoo.Com PLC (a)	3,086,400	15,756,356
Naspers Ltd. Class N	30,800	5,660,436
The Booking Holdings, Inc. (a)	19,800	31,528,332
		52,945,124
Multiline Retail - 0.9%
Dollar Tree, Inc. (a)	585,900	54,301,212
Specialty Retail - 1.5%
Five Below, Inc. (a)	374,300	40,016,413
Williams-Sonoma, Inc.	609,700	50,001,497
		90,017,910
Textiles, Apparel & Luxury Goods - 2.4%
Deckers Outdoor Corp. (a)	613,325	120,450,897
PVH Corp.	553,300	26,586,065
		147,036,962

TOTAL CONSUMER DISCRETIONARY		689,694,967

CONSUMER STAPLES - 5.7%
Beverages - 0.7%
C&C Group PLC (United Kingdom)	7,982,445	22,749,409
Monster Beverage Corp. (a)	254,100	17,614,212
		40,363,621
Food & Staples Retailing - 2.5%
BJ's Wholesale Club Holdings, Inc. (a)	1,715,300	63,929,231
Kroger Co.	472,500	15,994,125
Performance Food Group Co. (a)	1,387,196	40,422,891
U.S. Foods Holding Corp. (a)	1,740,800	34,328,576
		154,674,823
Food Products - 1.7%
Nomad Foods Ltd. (a)	3,382,400	72,552,480
Post Holdings, Inc. (a)	169,100	14,816,542
TreeHouse Foods, Inc. (a)	323,937	14,188,441
		101,557,463
Household Products - 0.8%
Essity AB Class B	464,600	15,012,670
Spectrum Brands Holdings, Inc.	806,200	37,004,580
		52,017,250

TOTAL CONSUMER STAPLES		348,613,157

ENERGY - 1.4%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	394,081	6,064,907
Oil, Gas & Consumable Fuels - 1.3%
Cabot Oil & Gas Corp.	670,200	11,514,036
Cheniere Energy, Inc. (a)	391,100	18,897,952
Cimarex Energy Co.	218,200	5,998,318
Devon Energy Corp.	1,077,100	12,214,314
Magnolia Oil & Gas Corp. Class A (a)	515,000	3,120,900
Noble Energy, Inc.	1,004,234	8,997,937
Pioneer Natural Resources Co.	40,900	3,995,930
World Fuel Services Corp.	547,600	14,106,176
		78,845,563

TOTAL ENERGY		84,910,470

FINANCIALS - 12.5%
Banks - 4.4%
BankUnited, Inc.	738,861	14,961,935
Boston Private Financial Holdings, Inc.	2,735,216	18,818,286
CVB Financial Corp.	1,444,262	27,065,470
First Horizon National Corp.	3,406,678	33,930,513
Huntington Bancshares, Inc.	2,768,616	25,014,446
KeyCorp	1,278,600	15,573,348
M&T Bank Corp.	276,900	28,789,293
Signature Bank	339,400	36,288,648
UMB Financial Corp.	192,078	9,901,621
Union Bankshares Corp.	649,900	15,051,684
Valley National Bancorp	1,583,100	12,379,842
Wintrust Financial Corp.	601,800	26,250,516
		264,025,602
Capital Markets - 2.5%
Ameriprise Financial, Inc.	323,513	48,539,891
Cboe Global Markets, Inc.	100,600	9,383,968
Moody's Corp.	134,300	36,896,239
Raymond James Financial, Inc.	571,095	39,308,469
TMX Group Ltd.	187,900	18,578,239
		152,706,806
Consumer Finance - 0.5%
Capital One Financial Corp.	118,100	7,391,879
Synchrony Financial	1,026,100	22,738,376
		30,130,255
Insurance - 4.6%
Assurant, Inc.	204,800	21,153,792
Chubb Ltd.	245,839	31,128,134
Hartford Financial Services Group, Inc.	485,800	18,727,590
Hiscox Ltd.	1,364,717	13,335,390
Old Republic International Corp.	2,557,500	41,712,825
Primerica, Inc.	595,520	69,437,632
Principal Financial Group, Inc.	754,700	31,350,238
Reinsurance Group of America, Inc.	267,424	20,976,739
RenaissanceRe Holdings Ltd.	195,600	33,453,468
		281,275,808
Thrifts & Mortgage Finance - 0.5%
Essent Group Ltd.	895,170	32,467,816

TOTAL FINANCIALS		760,606,287

HEALTH CARE - 10.5%
Biotechnology - 2.2%
Alexion Pharmaceuticals, Inc. (a)	352,500	39,564,600
Argenx SE ADR (a)	42,745	9,627,456
Arrowhead Pharmaceuticals, Inc. (a)	148,100	6,396,439
FibroGen, Inc. (a)	437,800	17,744,034
Neurocrine Biosciences, Inc. (a)	91,000	11,102,000
Regeneron Pharmaceuticals, Inc. (a)	26,800	16,713,820
Sarepta Therapeutics, Inc. (a)	197,300	31,635,082
		132,783,431
Health Care Equipment & Supplies - 3.9%
Boston Scientific Corp. (a)	704,303	24,728,078
Hill-Rom Holdings, Inc.	121,311	13,317,522
Hologic, Inc. (a)	1,148,624	65,471,568
ResMed, Inc.	153,348	29,442,816
STERIS PLC	143,900	22,080,016
The Cooper Companies, Inc.	78,983	22,402,738
Zimmer Biomet Holdings, Inc.	529,300	63,177,248
		240,619,986
Health Care Providers & Services - 3.2%
Centene Corp. (a)	965,376	61,349,645
Cigna Corp.	92,400	17,338,860
HealthEquity, Inc. (a)	278,000	16,310,260
Molina Healthcare, Inc. (a)	393,200	69,981,736
Universal Health Services, Inc. Class B	299,900	27,857,711
		192,838,212
Life Sciences Tools & Services - 1.2%
10X Genomics, Inc. (a)	53,299	4,760,134
Charles River Laboratories International, Inc. (a)	112,300	19,579,505
Thermo Fisher Scientific, Inc.	127,263	46,112,475
		70,452,114

TOTAL HEALTH CARE		636,693,743

INDUSTRIALS - 13.4%
Aerospace & Defense - 0.2%
Axon Enterprise, Inc. (a)	143,700	14,101,281
Air Freight & Logistics - 0.8%
XPO Logistics, Inc. (a)(b)	592,981	45,807,782
Airlines - 0.3%
Allegiant Travel Co. (b)	39,700	4,335,637
Copa Holdings SA Class A	85,200	4,307,712
Southwest Airlines Co.	194,500	6,648,010
		15,291,359
Building Products - 0.7%
Trane Technologies PLC	485,045	43,159,304
Commercial Services & Supplies - 0.9%
HNI Corp.	237,249	7,252,702
Knoll, Inc.	1,293,506	15,767,838
Stericycle, Inc. (a)	619,492	34,679,162
		57,699,702
Construction & Engineering - 1.3%
Dycom Industries, Inc. (a)(b)	829,100	33,901,899
Jacobs Engineering Group, Inc.	498,655	42,285,944
		76,187,843
Electrical Equipment - 4.4%
AMETEK, Inc.	542,600	48,492,162
Generac Holdings, Inc. (a)	640,800	78,132,744
Hubbell, Inc. Class B	382,200	47,912,592
Regal Beloit Corp.	312,315	27,271,346
Sensata Technologies, Inc. PLC (a)	592,500	22,058,775
Sunrun, Inc. (a)(b)	2,375,683	46,848,469
		270,716,088
Machinery - 3.2%
Allison Transmission Holdings, Inc.	812,200	29,872,716
Fortive Corp.	502,600	34,005,916
Gardner Denver Holdings, Inc. (a)	623,303	17,527,280
IDEX Corp.	74,700	11,805,588
ITT, Inc.	1,391,400	81,730,836
Rexnord Corp.	762,934	22,239,526
		197,181,862
Professional Services - 0.5%
ASGN, Inc. (a)	452,493	30,172,233
TriNet Group, Inc. (a)	4,852	295,681
		30,467,914
Road & Rail - 0.4%
Knight-Swift Transportation Holdings, Inc. Class A	611,700	25,514,007
Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. (a)	1,172,493	40,626,882

TOTAL INDUSTRIALS		816,754,024

INFORMATION TECHNOLOGY - 19.8%
Communications Equipment - 1.5%
Ciena Corp. (a)	541,400	29,322,224
Digi International, Inc. (a)	590,100	6,874,665
Ericsson (B Shares)	3,000,900	27,817,012
F5 Networks, Inc. (a)	109,700	15,300,956
Lumentum Holdings, Inc. (a)	171,400	13,957,102
		93,271,959
Electronic Equipment & Components - 3.9%
CDW Corp.	402,301	46,739,330
Fabrinet (a)	72,700	4,537,934
II-VI, Inc. (a)	347,900	16,427,838
Jabil, Inc.	308,303	9,890,360
Samsung SDI Co. Ltd.	171,610	52,603,826
TE Connectivity Ltd.	414,466	33,799,702
Trimble, Inc. (a)	404,500	17,470,355
Zebra Technologies Corp. Class A (a)	222,500	56,948,875
		238,418,220
IT Services - 8.9%
Akamai Technologies, Inc. (a)	982,400	105,205,216
Black Knight, Inc. (a)	633,100	45,937,736
EPAM Systems, Inc. (a)	185,900	46,848,659
Euronet Worldwide, Inc. (a)	162,077	15,530,218
FleetCor Technologies, Inc. (a)	119,802	30,133,797
Genpact Ltd.	1,805,788	65,947,378
Global Payments, Inc.	142,802	24,222,075
GoDaddy, Inc. (a)	823,600	60,394,588
KBR, Inc.	2,145,100	48,372,005
Leidos Holdings, Inc.	72,300	6,772,341
PayPal Holdings, Inc. (a)	138,300	24,096,009
Shift4 Payments, Inc.	18,500	656,750
Verra Mobility Corp. (a)	839,600	8,631,088
Visa, Inc. Class A	221,300	42,748,521
WNS Holdings Ltd. sponsored ADR (a)	259,699	14,278,251
		539,774,632
Semiconductors & Semiconductor Equipment - 4.5%
Enphase Energy, Inc. (a)	161,700	7,692,069
Marvell Technology Group Ltd.	1,567,600	54,960,056
MediaTek, Inc.	967,000	19,031,680
MKS Instruments, Inc.	465,900	52,758,516
NXP Semiconductors NV	435,200	49,630,208
ON Semiconductor Corp. (a)	830,900	16,468,438
Semtech Corp. (a)	154,251	8,054,987
SolarEdge Technologies, Inc. (a)(b)	459,000	63,700,020
		272,295,974
Software - 1.0%
Adobe, Inc. (a)	86,600	37,697,846
Digital Turbine, Inc. (a)	367,774	4,622,919
Dynatrace, Inc.	413,900	16,804,340
		59,125,105

TOTAL INFORMATION TECHNOLOGY		1,202,885,890

MATERIALS - 6.7%
Chemicals - 2.3%
Albemarle Corp. U.S. (b)	232,058	17,917,198
Element Solutions, Inc. (a)	3,715,200	40,309,920
Innospec, Inc.	125,009	9,656,945
LG Chemical Ltd.	91,108	37,693,003
Orion Engineered Carbons SA	1,131,900	11,986,821
The Chemours Co. LLC	1,588,000	24,375,800
		141,939,687
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	95,000	19,624,150
Containers & Packaging - 2.3%
Aptargroup, Inc.	165,230	18,502,455
Avery Dennison Corp.	422,300	48,180,207
Crown Holdings, Inc. (a)	700,200	45,604,026
Sealed Air Corp.	476,800	15,662,880
Silgan Holdings, Inc.	298,900	9,681,371
		137,630,939
Metals & Mining - 1.8%
B2Gold Corp.	3,017,200	17,157,325
Barrick Gold Corp.	2,368,484	63,806,959
Compass Minerals International, Inc.	116,600	5,684,250
Pan American Silver Corp. rights (a)	686,100	470,665
Torex Gold Resources, Inc. (a)	1,221,100	19,239,341
		106,358,540

TOTAL MATERIALS		405,553,316

REAL ESTATE - 7.2%
Equity Real Estate Investment Trusts (REITs) - 6.7%
Alexandria Real Estate Equities, Inc.	221,000	35,857,250
American Homes 4 Rent Class A	932,800	25,092,320
Corporate Office Properties Trust (SBI)	1,046,500	26,518,310
CyrusOne, Inc.	432,800	31,486,200
Digital Realty Trust, Inc.	260,000	36,948,600
Douglas Emmett, Inc.	531,200	16,286,592
Duke Realty Corp.	651,700	23,063,663
Healthcare Trust of America, Inc.	883,400	23,427,768
Hibernia (REIT) PLC	6,111,565	7,690,304
Highwoods Properties, Inc. (SBI)	1,206,900	45,053,577
Invitation Homes, Inc.	1,036,100	28,523,833
Mid-America Apartment Communities, Inc.	122,000	13,989,740
National Retail Properties, Inc.	673,700	23,902,876
Outfront Media, Inc.	1,091,300	15,463,721
Realty Income Corp.	316,900	18,855,550
Safestore Holdings PLC	4,168,281	37,497,297
		409,657,601
Real Estate Management & Development - 0.5%
CBRE Group, Inc. (a)	559,923	25,319,718
Wing Tai Holdings Ltd.	2,398,900	3,081,251
		28,400,969

TOTAL REAL ESTATE		438,058,570

UTILITIES - 4.5%
Independent Power and Renewable Electricity Producers - 4.5%
Clearway Energy, Inc. Class C	2,965,600	68,386,736
NextEra Energy Partners LP	1,308,000	67,074,240
The AES Corp.	6,477,100	93,853,179
Vistra Energy Corp.	2,260,106	42,083,174
		271,397,329
TOTAL COMMON STOCKS
(Cost $4,969,603,034)		6,039,021,373

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.12% (d)	28,348,920	28,354,590
Fidelity Securities Lending Cash Central Fund 0.12% (d)(e)	111,222,018	111,233,141
TOTAL MONEY MARKET FUNDS
(Cost $139,587,731)		139,587,731
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $5,109,190,765)		6,178,609,104
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(96,614,314)
NET ASSETS - 100%		$6,081,994,790

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$231,023
Fidelity Securities Lending Cash Central Fund	909,290
Total	$1,140,313

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Noodles & Co.	$--	$16,983,091	$--	$--	$--	$(1,989,031)	$14,994,060
Total	$--	$16,983,091	$--	$--	$--	$(1,989,031)	$14,994,060

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$383,853,620	$383,853,620	$--	$--
Consumer Discretionary	689,694,967	684,034,531	5,660,436	--
Consumer Staples	348,613,157	348,613,157	--	--
Energy	84,910,470	84,910,470	--	--
Financials	760,606,287	760,606,287	--	--
Health Care	636,693,743	636,693,743	--	--
Industrials	816,754,024	816,754,024	--	--
Information Technology	1,202,885,890	1,122,465,052	80,420,838	--
Materials	405,553,316	367,860,313	37,693,003	--
Real Estate	438,058,570	438,058,570	--	--
Utilities	271,397,329	271,397,329	--	--
Money Market Funds	139,587,731	139,587,731	--	--
Total Investments in Securities:	$6,178,609,104	$6,054,834,827	$123,774,277	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.6%
Bermuda	3.3%
Canada	2.0%
Ireland	1.5%
Korea (South)	1.5%
British Virgin Islands	1.2%
Switzerland	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $109,681,083) — See accompanying schedule: Unaffiliated issuers (cost $4,952,619,943)	$6,024,027,313
Fidelity Central Funds (cost $139,587,731)	139,587,731
Other affiliated issuers (cost $16,983,091)	14,994,060
Total Investment in Securities (cost $5,109,190,765)		$6,178,609,104
Foreign currency held at value (cost $45,566)		45,417
Receivable for investments sold		22,289,037
Receivable for fund shares sold		996,834
Dividends receivable		3,714,753
Distributions receivable from Fidelity Central Funds		472,050
Other receivables		234,977
Total assets		6,206,362,172
Liabilities
Payable for investments purchased	$3,837,596
Payable for fund shares redeemed	5,106,656
Accrued management fee	2,730,965
Distribution and service plan fees payable	858,525
Other affiliated payables	453,097
Other payables and accrued expenses	162,971
Collateral on securities loaned	111,217,572
Total liabilities		124,367,382
Net Assets		$6,081,994,790
Net Assets consist of:
Paid in capital		$5,454,997,697
Total accumulated earnings (loss)		626,997,093
Net Assets		$6,081,994,790
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,252,031,989 ÷ 43,504,100 shares)		$28.78
Service Class:
Net Asset Value, offering price and redemption price per share ($499,103,279 ÷ 17,542,174 shares)		$28.45
Service Class 2:
Net Asset Value, offering price and redemption price per share ($3,865,744,267 ÷ 139,552,881 shares)		$27.70
Investor Class:
Net Asset Value, offering price and redemption price per share ($465,115,255 ÷ 16,280,420 shares)		$28.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2020 (Unaudited)
Investment Income
Dividends		$41,221,534
Income from Fidelity Central Funds (including $909,290 from security lending)		1,140,313
Total income		42,361,847
Expenses
Management fee	$16,204,513
Transfer agent fees	2,099,385
Distribution and service plan fees	5,542,720
Accounting fees	562,776
Custodian fees and expenses	41,328
Independent trustees' fees and expenses	19,721
Audit	33,886
Legal	15,360
Interest	543
Miscellaneous	239,077
Total expenses before reductions	24,759,309
Expense reductions	(240,771)
Total expenses after reductions		24,518,538
Net investment income (loss)		17,843,309
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(227,090,694)
Fidelity Central Funds	(4,738)
Foreign currency transactions	(104,797)
Total net realized gain (loss)		(227,200,229)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(688,634,213)
Affiliated issuers	(1,989,031)
Assets and liabilities in foreign currencies	(7,334)
Total change in net unrealized appreciation (depreciation)		(690,630,578)
Net gain (loss)		(917,830,807)
Net increase (decrease) in net assets resulting from operations		$(899,987,498)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2020 (Unaudited)	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,843,309	$50,768,842
Net realized gain (loss)	(227,200,229)	(215,828,348)
Change in net unrealized appreciation (depreciation)	(690,630,578)	1,653,501,483
Net increase (decrease) in net assets resulting from operations	(899,987,498)	1,488,441,977
Distributions to shareholders	(9,596,825)	(871,146,302)
Share transactions - net increase (decrease)	(282,406,904)	(46,009,752)
Total increase (decrease) in net assets	(1,191,991,227)	571,285,923
Net Assets
Beginning of period	7,273,986,017	6,702,700,094
End of period	$6,081,994,790	$7,273,986,017

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Mid Cap Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$32.95	$30.19	$38.94	$33.98	$32.65	$37.68
Income from Investment Operations
Net investment income (loss)A	.11	.27	.23	.26	.21	.17
Net realized and unrealized gain (loss)	(4.23)	6.39	(5.47)	6.59	3.27	(.59)
Total from investment operations	(4.12)	6.66	(5.24)	6.85	3.48	(.42)
Distributions from net investment income	(.05)	(.28)	(.24)	(.26)	(.16)	(.16)B
Distributions from net realized gain	–	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B
Total distributions	(.05)	(3.90)C	(3.51)	(1.89)	(2.15)	(4.61)
Net asset value, end of period	$28.78	$32.95	$30.19	$38.94	$33.98	$32.65
Total ReturnD,E,F	(12.51)%	23.45%	(14.54)%	20.81%	12.23%	(1.39)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.63%I	.62%	.62%	.63%	.63%	.63%
Expenses net of fee waivers, if any	.63%I	.62%	.62%	.63%	.63%	.63%
Expenses net of all reductions	.62%I	.61%	.62%	.62%	.63%	.63%
Net investment income (loss)	.78%I	.88%	.62%	.74%	.68%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$1,252,032	$843,080	$1,141,305	$1,463,407	$1,360,134	$1,382,527
Portfolio turnover rateJ	49%I	34%	47%	31%	30%	26%K

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.90 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $3.626 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$32.59	$29.90	$38.60	$33.70	$32.41	$37.44
Income from Investment Operations
Net investment income (loss)A	.09	.24	.19	.23	.18	.13
Net realized and unrealized gain (loss)	(4.18)	6.33	(5.42)	6.52	3.23	(.59)
Total from investment operations	(4.09)	6.57	(5.23)	6.75	3.41	(.46)
Distributions from net investment income	(.05)	(.25)	(.20)	(.22)	(.14)	(.13)B
Distributions from net realized gain	–	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B
Total distributions	(.05)	(3.88)	(3.47)	(1.85)	(2.12)C	(4.57)D
Net asset value, end of period	$28.45	$32.59	$29.90	$38.60	$33.70	$32.41
Total ReturnE,F,G	(12.57)%	23.35%	(14.64)%	20.70%	12.11%	(1.50)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.73%J	.72%	.72%	.73%	.73%	.73%
Expenses net of fee waivers, if any	.73%J	.72%	.72%	.73%	.73%	.73%
Expenses net of all reductions	.72%J	.71%	.72%	.72%	.73%	.73%
Net investment income (loss)	.68%J	.78%	.52%	.64%	.58%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$499,103	$564,678	$504,156	$629,727	$566,378	$566,349
Portfolio turnover rateK	49%J	34%	47%	31%	30%	26%L

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.12 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $1.987 per share.

 D Total distributions of $4.57 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $4.445 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$31.75	$29.22	$37.79	$33.03	$31.83	$36.84
Income from Investment Operations
Net investment income (loss)A	.07	.19	.13	.17	.13	.08
Net realized and unrealized gain (loss)	(4.08)	6.18	(5.28)	6.39	3.16	(.57)
Total from investment operations	(4.01)	6.37	(5.15)	6.56	3.29	(.49)
Distributions from net investment income	(.04)	(.21)	(.15)	(.17)	(.10)	(.08)B
Distributions from net realized gain	–	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B
Total distributions	(.04)	(3.84)	(3.42)	(1.80)	(2.09)	(4.52)C
Net asset value, end of period	$27.70	$31.75	$29.22	$37.79	$33.03	$31.83
Total ReturnD,E,F	(12.65)%	23.17%	(14.77)%	20.54%	11.92%	(1.63)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.88%I	.87%	.87%	.88%	.88%	.88%
Expenses net of fee waivers, if any	.88%I	.87%	.87%	.88%	.88%	.88%
Expenses net of all reductions	.87%I	.86%	.87%	.87%	.88%	.88%
Net investment income (loss)	.53%I	.63%	.37%	.49%	.43%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$3,865,744	$5,282,468	$4,526,446	$6,070,380	$5,746,266	$5,591,030
Portfolio turnover rateJ	49%I	34%	47%	31%	30%	26%K

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $4.52 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $4.446 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$32.72	$30.01	$38.72	$33.80	$32.50	$37.53
Income from Investment Operations
Net investment income (loss)A	.10	.25	.20	.23	.19	.14
Net realized and unrealized gain (loss)	(4.20)	6.34	(5.43)	6.55	3.24	(.59)
Total from investment operations	(4.10)	6.59	(5.23)	6.78	3.43	(.45)
Distributions from net investment income	(.05)	(.26)	(.21)	(.23)	(.14)	(.14)B
Distributions from net realized gain	–	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B
Total distributions	(.05)	(3.88)C	(3.48)	(1.86)	(2.13)	(4.58)D
Net asset value, end of period	$28.57	$32.72	$30.01	$38.72	$33.80	$32.50
Total ReturnE,F,G	(12.55)%	23.35%	(14.60)%	20.72%	12.13%	(1.47)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.70%J	.70%	.70%	.71%	.71%	.71%
Expenses net of fee waivers, if any	.70%J	.70%	.70%	.71%	.71%	.71%
Expenses net of all reductions	.70%J	.69%	.70%	.71%	.71%	.71%
Net investment income (loss)	.70%J	.80%	.54%	.65%	.60%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$465,115	$583,760	$530,794	$658,785	$561,609	$523,368
Portfolio turnover rateK	49%J	34%	47%	31%	30%	26%L

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.88 per share is comprised of distributions from net investment income of $.258 and distributions from net realized gain of $3.626 per share.

 D Total distributions of $4.58 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $4.446 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2020

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $42,979 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,506,767,147
Gross unrealized depreciation	(467,338,483)
Net unrealized appreciation (depreciation)	$1,039,428,664
Tax cost	$5,139,180,440

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(162,302,952)
Long-term	(46,029,702)
Total capital loss carryforward	$(208,332,654)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Mid Cap Portfolio	1,493,465,577	1,708,091,865

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$243,799
Service Class 2	5,298,921
$5,542,720

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$277,522.06
Service Class	153,494.06
Service Class 2	1,332,727.06
Investor Class	335,642.14
	$2,099,385

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Mid Cap Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Mid Cap Portfolio	$60,372

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Mid Cap Portfolio	Borrower	$14,506,000	1.35%	$543

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Mid Cap Portfolio	$8,496

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $67,042. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $224,914 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,404.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,453.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$1,339,914	$142,831,190
Service Class	829,815	64,998,396
Service Class 2	6,564,630	594,808,621
Investor Class	862,466	68,508,095
Total	$9,596,825	$871,146,302

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2020	Year ended December 31, 2019	Six months ended June 30, 2020	Year ended December 31, 2019
Initial Class
Shares sold	20,509,566	2,060,792	$524,124,896	$63,994,229
Reinvestment of distributions	40,739	4,772,664	1,339,914	142,831,190
Shares redeemed	(2,629,477)	(19,054,267)	(73,663,272)	(604,022,057)
Net increase (decrease)	17,920,828	(12,220,811)	$451,801,538	$(397,196,638)
Service Class
Shares sold	1,359,118	1,155,559	$35,146,755	$35,837,194
Reinvestment of distributions	25,509	2,193,244	829,815	64,998,396
Shares redeemed	(1,168,900)	(2,882,411)	(32,782,276)	(89,241,286)
Net increase (decrease)	215,727	466,392	$3,194,294	$11,594,304
Service Class 2
Shares sold	9,533,151	24,805,897	$229,655,532	$750,591,961
Reinvestment of distributions	207,151	20,604,179	6,564,630	594,808,621
Shares redeemed	(36,576,630)	(33,917,475)	(932,615,981)	(1,008,076,550)
Net increase (decrease)	(26,836,328)	11,492,601	$(696,395,819)	$337,324,032
Investor Class
Shares sold	335,282	381,737	$8,949,849	$11,919,095
Reinvestment of distributions	26,407	2,302,243	862,466	68,508,095
Shares redeemed	(1,921,256)	(2,532,087)	(50,819,232)	(78,158,640)
Net increase (decrease)	(1,559,567)	151,893	$(41,006,917)	$2,268,550

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 to June 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period-B January 1, 2020 to June 30, 2020
Initial Class	.63%
Actual		$1,000.00	$874.90	$2.94
Hypothetical-C		$1,000.00	$1,021.73	$3.17
Service Class	.73%
Actual		$1,000.00	$874.30	$3.40
Hypothetical-C		$1,000.00	$1,021.23	$3.67
Service Class 2.88%
Actual		$1,000.00	$873.50	$4.10
Hypothetical-C		$1,000.00	$1,020.49	$4.42
Investor Class	.70%
Actual		$1,000.00	$874.50	$3.26
Hypothetical-C		$1,000.00	$1,021.38	$3.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in February 2019. The Board will continue to monitor closely the fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Mid Cap Portfolio

2019 Total Return % vs. Morningstar Mid-Cap Blend and S&P MidCap 400:

75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
8.00
6.00
4.00
2.00
0.00
-2.00
-4.00
6.44
-0.20
1.36
-2.57
-2.80
1 Year
45.0
40.0
35.0
30.0
25.0
40.2
26.8
36.4
34.4
33.4
3 Year
50.0
45.0
40.0
35.0
30.0
25.0
20.0
47.1
43.8
24.0
35.6
34.0
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	17%	48%	46%
Service Class	17%	45%	43%
Service Class 2	17%	44%	41%
Investor Class	17%	46%	44%

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of Initial Class shares of the fund). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, Service Class and Service Class 2 ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,132,346,192.263	95.686
Withheld	491,342,869.791	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,101,337,946.609	95.494
Withheld	522,351,115.445	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	94.876
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	4,257,785,983.316	82.911
Against	434,983,038.191	8.470
Abstain	442,624,139.880	8.619
Broker Non-Vote	0.00	0.00
TOTAL	5,135,393,161.387	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPMID-SANN-0820
1.723369.121

Fidelity® Variable Insurance Products:

Value Strategies Portfolio

Semi-Annual Report

June 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2020

% of fund's net assets
CubeSmart	2.4
CBRE Group, Inc.	2.1
Equity Lifestyle Properties, Inc.	2.0
Ameriprise Financial, Inc.	1.9
Equinix, Inc.	1.9
Alexion Pharmaceuticals, Inc.	1.7
CenterPoint Energy, Inc.	1.7
Vistra Energy Corp.	1.7
Edison International	1.6
The AES Corp.	1.6
18.6

Top Five Market Sectors as of June 30, 2020

% of fund's net assets
Industrials	17.1
Financials	14.0
Real Estate	10.8
Consumer Discretionary	10.7
Utilities	8.6

Asset Allocation (% of fund's net assets)

As of June 30, 2020 *
Stocks	96.6%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

 * Foreign investments - 10.6%

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
COMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.6%
Liberty Global PLC Class C (a)	100,300	$2,157,453
Media - 2.1%
Interpublic Group of Companies, Inc.	205,600	3,528,096
Nexstar Broadcasting Group, Inc. Class A	42,900	3,590,301
		7,118,397

TOTAL COMMUNICATION SERVICES		9,275,850

CONSUMER DISCRETIONARY - 10.7%
Auto Components - 0.9%
BorgWarner, Inc.	93,441	3,298,467
Distributors - 1.0%
LKQ Corp. (a)	127,000	3,327,400
Diversified Consumer Services - 0.7%
Laureate Education, Inc. Class A (a)	228,270	2,274,711
Hotels, Restaurants & Leisure - 1.3%
Eldorado Resorts, Inc. (a)(b)	109,500	4,386,570
Household Durables - 1.3%
Mohawk Industries, Inc. (a)	41,002	4,172,364
Tempur Sealy International, Inc. (a)	3,901	280,677
		4,453,041
Internet & Direct Marketing Retail - 1.5%
eBay, Inc.	95,900	5,029,955
Leisure Products - 1.0%
Mattel, Inc. (a)(b)	358,900	3,470,563
Specialty Retail - 1.8%
Lowe's Companies, Inc.	25,700	3,472,584
Sally Beauty Holdings, Inc. (a)	213,600	2,676,408
		6,148,992
Textiles, Apparel & Luxury Goods - 1.2%
Tapestry, Inc.	322,395	4,281,406

TOTAL CONSUMER DISCRETIONARY		36,671,105

CONSUMER STAPLES - 6.5%
Food & Staples Retailing - 1.1%
U.S. Foods Holding Corp. (a)	187,600	3,699,472
Food Products - 2.8%
Conagra Brands, Inc.	8,207	288,640
Darling Ingredients, Inc. (a)	146,763	3,613,305
Nomad Foods Ltd. (a)	142,600	3,058,770
Post Holdings, Inc. (a)	31,500	2,760,030
		9,720,745
Household Products - 1.6%
Energizer Holdings, Inc. (b)	58,000	2,754,420
Spectrum Brands Holdings, Inc.	60,300	2,767,770
		5,522,190
Tobacco - 1.0%
Altria Group, Inc.	89,300	3,505,025

TOTAL CONSUMER STAPLES		22,447,432

ENERGY - 5.0%
Oil, Gas & Consumable Fuels - 5.0%
Cheniere Energy, Inc. (a)	114,100	5,513,312
Hess Corp.	91,000	4,714,710
Noble Energy, Inc.	275,200	2,465,792
The Williams Companies, Inc.	26,654	506,959
Valero Energy Corp.	65,000	3,823,300
		17,024,073
FINANCIALS - 14.0%
Banks - 1.9%
First Citizens Bancshares, Inc.	7,100	2,875,642
M&T Bank Corp.	35,400	3,680,538
		6,556,180
Capital Markets - 3.9%
Ameriprise Financial, Inc.	44,000	6,601,760
Apollo Global Management LLC Class A	13	649
Lazard Ltd. Class A	109,314	3,129,660
LPL Financial	43,700	3,426,080
Raymond James Financial, Inc.	1,944	133,806
		13,291,955
Consumer Finance - 4.5%
Capital One Financial Corp.	81,200	5,082,308
Discover Financial Services	73,600	3,686,624
OneMain Holdings, Inc.	132,800	3,258,912
SLM Corp.	478,400	3,363,152
		15,390,996
Insurance - 3.7%
Allstate Corp.	35,300	3,423,747
American International Group, Inc.	86,600	2,700,188
Old Republic International Corp.	83,822	1,367,137
The Travelers Companies, Inc.	47,300	5,394,565
		12,885,637

TOTAL FINANCIALS		48,124,768

HEALTH CARE - 7.2%
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	53,300	5,982,392
Health Care Providers & Services - 4.7%
Centene Corp. (a)	87,800	5,579,690
Cigna Corp.	30,100	5,648,265
Humana, Inc.	12,500	4,846,875
		16,074,830
Pharmaceuticals - 0.8%
Jazz Pharmaceuticals PLC (a)	24,100	2,659,194

TOTAL HEALTH CARE		24,716,416

INDUSTRIALS - 17.1%
Aerospace & Defense - 1.0%
General Dynamics Corp.	23,000	3,437,580
Commercial Services & Supplies - 1.0%
The Brink's Co.	77,100	3,508,821
Construction & Engineering - 2.1%
AECOM (a)	112,900	4,242,782
Williams Scotsman Corp. (a)(b)	241,900	2,972,951
		7,215,733
Electrical Equipment - 1.1%
Regal Beloit Corp.	6,728	587,489
Sensata Technologies, Inc. PLC (a)	87,452	3,255,838
		3,843,327
Machinery - 2.8%
Allison Transmission Holdings, Inc.	123,900	4,557,042
Stanley Black & Decker, Inc.	35,000	4,878,300
		9,435,342
Professional Services - 3.6%
ASGN, Inc. (a)	53,000	3,534,040
Manpower, Inc.	64,700	4,448,125
Nielsen Holdings PLC	297,300	4,417,878
		12,400,043
Road & Rail - 1.9%
Knight-Swift Transportation Holdings, Inc. Class A (b)	6,524	272,116
Ryder System, Inc.	93,700	3,514,687
TFI International, Inc. (Canada)	70,600	2,506,050
		6,292,853
Trading Companies & Distributors - 3.6%
AerCap Holdings NV (a)	6,354	195,703
Beacon Roofing Supply, Inc. (a)	155,000	4,087,350
HD Supply Holdings, Inc. (a)	113,400	3,929,310
Univar, Inc. (a)	251,100	4,233,546
		12,445,909

TOTAL INDUSTRIALS		58,579,608

INFORMATION TECHNOLOGY - 5.9%
Electronic Equipment & Components - 0.8%
Flextronics International Ltd. (a)	258,100	2,645,525
IT Services - 2.2%
Capgemini SA	28,900	3,310,230
DXC Technology Co.	162,000	2,673,000
Unisys Corp. (a)	138,277	1,508,602
		7,491,832
Semiconductors & Semiconductor Equipment - 1.7%
NXP Semiconductors NV	20,900	2,383,436
ON Semiconductor Corp. (a)	173,800	3,444,716
		5,828,152
Software - 1.2%
SS&C Technologies Holdings, Inc.	77,000	4,348,960

TOTAL INFORMATION TECHNOLOGY		20,314,469

MATERIALS - 8.1%
Chemicals - 5.0%
Axalta Coating Systems Ltd. (a)	155,800	3,513,290
DuPont de Nemours, Inc.	82,839	4,401,236
Olin Corp. (b)	328,801	3,777,923
Tronox Holdings PLC	382,400	2,760,928
W.R. Grace & Co.	56,065	2,848,663
		17,302,040
Construction Materials - 1.1%
Eagle Materials, Inc.	10,401	730,358
Summit Materials, Inc. (a)	189,100	3,040,728
		3,771,086
Containers & Packaging - 2.0%
Crown Holdings, Inc. (a)	64,600	4,207,398
O-I Glass, Inc.	278,700	2,502,726
		6,710,124

TOTAL MATERIALS		27,783,250

REAL ESTATE - 10.8%
Equity Real Estate Investment Trusts (REITs) - 8.7%
American Tower Corp.	18,600	4,808,844
CubeSmart	303,686	8,196,485
Equinix, Inc.	9,200	6,461,160
Equity Lifestyle Properties, Inc.	110,400	6,897,792
Iron Mountain, Inc.	123,600	3,225,960
VICI Properties, Inc.	20,227	408,383
		29,998,624
Real Estate Management & Development - 2.1%
CBRE Group, Inc. (a)	155,500	7,031,710

TOTAL REAL ESTATE		37,030,334

UTILITIES - 8.6%
Electric Utilities - 1.6%
Edison International	104,800	5,691,688
Independent Power and Renewable Electricity Producers - 3.3%
The AES Corp.	390,200	5,653,998
Vistra Energy Corp.	304,900	5,677,238
		11,331,236
Multi-Utilities - 3.7%
CenterPoint Energy, Inc.	317,000	5,918,390
Dominion Energy, Inc.	54,200	4,399,956
Sempra Energy	19,289	2,261,249
		12,579,595

TOTAL UTILITIES		29,602,519

TOTAL COMMON STOCKS
(Cost $338,195,257)		331,569,824

Money Market Funds - 7.5%
Fidelity Cash Central Fund 0.12% (c)	16,333,756	16,337,023
Fidelity Securities Lending Cash Central Fund 0.12% (c)(d)	9,518,240	9,519,192
TOTAL MONEY MARKET FUNDS
(Cost $25,856,215)		25,856,215
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $364,051,472)		357,426,039
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(14,172,888)
NET ASSETS - 100%		$343,253,151

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,439
Fidelity Securities Lending Cash Central Fund	13,049
Total	$23,488

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$9,275,850	$9,275,850	$--	$--
Consumer Discretionary	36,671,105	36,671,105	--	--
Consumer Staples	22,447,432	22,447,432	--	--
Energy	17,024,073	17,024,073	--	--
Financials	48,124,768	48,124,768	--	--
Health Care	24,716,416	24,716,416	--	--
Industrials	58,579,608	58,579,608	--	--
Information Technology	20,314,469	20,314,469	--	--
Materials	27,783,250	27,783,250	--	--
Real Estate	37,030,334	37,030,334	--	--
Utilities	29,602,519	29,602,519	--	--
Money Market Funds	25,856,215	25,856,215	--	--
Total Investments in Securities:	$357,426,039	$357,426,039	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
United Kingdom	3.6%
Bermuda	1.9%
France	1.0%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $9,255,507) — See accompanying schedule: Unaffiliated issuers (cost $338,195,257)	$331,569,824
Fidelity Central Funds (cost $25,856,215)	25,856,215
Total Investment in Securities (cost $364,051,472)		$357,426,039
Cash		25,211
Receivable for investments sold		12,440,809
Receivable for fund shares sold		1,945,337
Dividends receivable		392,657
Distributions receivable from Fidelity Central Funds		5,551
Other receivables		10,830
Total assets		372,246,434
Liabilities
Payable for investments purchased	$18,316,353
Payable for fund shares redeemed	892,115
Accrued management fee	156,329
Distribution and service plan fees payable	38,810
Other affiliated payables	35,636
Other payables and accrued expenses	34,890
Collateral on securities loaned	9,519,150
Total liabilities		28,993,283
Net Assets		$343,253,151
Net Assets consist of:
Paid in capital		$373,962,228
Total accumulated earnings (loss)		(30,709,077)
Net Assets		$343,253,151
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($73,811,991 ÷ 7,354,906 shares)		$10.04
Service Class:
Net Asset Value, offering price and redemption price per share ($15,089,249 ÷ 1,508,859 shares)		$10.00
Service Class 2:
Net Asset Value, offering price and redemption price per share ($173,436,545 ÷ 17,124,707 shares)		$10.13
Investor Class:
Net Asset Value, offering price and redemption price per share ($80,915,366 ÷ 8,129,662 shares)		$9.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2020 (Unaudited)
Investment Income
Dividends		$3,995,737
Income from Fidelity Central Funds (including $13,049 from security lending)		23,488
Total income		4,019,225
Expenses
Management fee	$934,574
Transfer agent fees	142,594
Distribution and service plan fees	232,471
Accounting fees	68,278
Custodian fees and expenses	6,673
Independent trustees' fees and expenses	1,138
Audit	26,679
Legal	505
Miscellaneous	9,024
Total expenses before reductions	1,421,936
Expense reductions	(27,178)
Total expenses after reductions		1,394,758
Net investment income (loss)		2,624,467
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(25,768,527)
Fidelity Central Funds	120
Foreign currency transactions	(1,823)
Total net realized gain (loss)		(25,770,230)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(63,723,653)
Assets and liabilities in foreign currencies	(31)
Total change in net unrealized appreciation (depreciation)		(63,723,684)
Net gain (loss)		(89,493,914)
Net increase (decrease) in net assets resulting from operations		$(86,869,447)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2020 (Unaudited)	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,624,467	$5,941,378
Net realized gain (loss)	(25,770,230)	20,221,719
Change in net unrealized appreciation (depreciation)	(63,723,684)	87,284,359
Net increase (decrease) in net assets resulting from operations	(86,869,447)	113,447,456
Distributions to shareholders	(21,600,519)	(41,712,136)
Share transactions - net increase (decrease)	21,810,155	18,653,708
Total increase (decrease) in net assets	(86,659,811)	90,389,028
Net Assets
Beginning of period	429,912,962	339,523,934
End of period	$343,253,151	$429,912,962

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Strategies Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.31	$11.11	$14.27	$15.77	$14.54	$15.19
Income from Investment Operations
Net investment income (loss)A	.09	.20B	.17	.25C	.23	.18
Net realized and unrealized gain (loss)	(2.69)	3.39	(2.58)	2.35	1.17	(.64)
Total from investment operations	(2.60)	3.59	(2.41)	2.60	1.40	(.46)
Distributions from net investment income	(.04)	(.21)	(.13)	(.22)	(.17)	(.18)
Distributions from net realized gain	(.63)	(1.18)	(.62)	(3.88)	–	(.01)
Total distributions	(.67)	(1.39)	(.75)	(4.10)	(.17)	(.19)
Net asset value, end of period	$10.04	$13.31	$11.11	$14.27	$15.77	$14.54
Total ReturnD,E,F	(20.46)%	34.53%	(17.32)%	19.36%	9.62%	(2.99)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.66%I	.66%	.67%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.66%I	.66%	.67%	.68%	.67%	.67%
Expenses net of all reductions	.65%I	.66%	.66%	.67%	.67%	.67%
Net investment income (loss)	1.65%I	1.64%B	1.29%	1.74%C	1.56%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$73,812	$83,357	$77,279	$99,324	$93,648	$98,919
Portfolio turnover rateJ	106%I	68%	68%	53%	108%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.38%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.27	$11.09	$14.23	$15.74	$14.52	$15.16
Income from Investment Operations
Net investment income (loss)A	.08	.19B	.16	.23C	.21	.17
Net realized and unrealized gain (loss)	(2.68)	3.37	(2.56)	2.34	1.17	(.63)
Total from investment operations	(2.60)	3.56	(2.40)	2.57	1.38	(.46)
Distributions from net investment income	(.04)	(.20)	(.12)	(.20)	(.16)	(.16)
Distributions from net realized gain	(.63)	(1.18)	(.62)	(3.88)	–	(.01)
Total distributions	(.67)	(1.38)	(.74)	(4.08)	(.16)	(.18)D
Net asset value, end of period	$10.00	$13.27	$11.09	$14.23	$15.74	$14.52
Total ReturnE,F,G	(20.54)%	34.29%	(17.33)%	19.21%	9.48%	(3.05)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%J	.76%	.77%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.76%J	.76%	.77%	.78%	.77%	.77%
Expenses net of all reductions	.75%J	.76%	.76%	.77%	.77%	.77%
Net investment income (loss)	1.55%J	1.54%B	1.19%	1.64%C	1.46%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$15,089	$20,992	$16,586	$22,859	$21,949	$22,970
Portfolio turnover rateK	106%J	68%	68%	53%	108%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.26%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.012 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.43	$11.21	$14.38	$15.86	$14.64	$15.28
Income from Investment Operations
Net investment income (loss)A	.07	.17B	.14	.21C	.19	.15
Net realized and unrealized gain (loss)	(2.70)	3.41	(2.59)	2.37	1.17	(.64)
Total from investment operations	(2.63)	3.58	(2.45)	2.58	1.36	(.49)
Distributions from net investment income	(.03)	(.18)	(.10)	(.18)	(.14)	(.14)
Distributions from net realized gain	(.63)	(1.18)	(.62)	(3.88)	–	(.01)
Total distributions	(.67)D	(1.36)	(.72)	(4.06)	(.14)	(.15)
Net asset value, end of period	$10.13	$13.43	$11.21	$14.38	$15.86	$14.64
Total ReturnE,F,G	(20.54)%	34.10%	(17.50)%	19.08%	9.27%	(3.19)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%J	.91%	.92%	.93%	.92%	.92%
Expenses net of fee waivers, if any	.91%J	.91%	.92%	.92%	.92%	.92%
Expenses net of all reductions	.90%J	.91%	.91%	.92%	.92%	.92%
Net investment income (loss)	1.40%J	1.39%B	1.04%	1.49%C	1.31%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$173,437	$220,982	$160,274	$210,354	$187,876	$186,853
Portfolio turnover rateK	106%J	68%	68%	53%	108%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D Total distributions of $.67 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.634 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.20	$11.04	$14.18	$15.69	$14.47	$15.12
Income from Investment Operations
Net investment income (loss)A	.08	.19B	.16	.23C	.22	.17
Net realized and unrealized gain (loss)	(2.66)	3.35	(2.56)	2.34	1.16	(.64)
Total from investment operations	(2.58)	3.54	(2.40)	2.57	1.38	(.47)
Distributions from net investment income	(.04)	(.20)	(.12)	(.21)	(.16)	(.17)
Distributions from net realized gain	(.63)	(1.18)	(.62)	(3.88)	–	(.01)
Total distributions	(.67)	(1.38)	(.74)	(4.08)D	(.16)	(.18)
Net asset value, end of period	$9.95	$13.20	$11.04	$14.18	$15.69	$14.47
Total ReturnE,F,G	(20.50)%	34.27%	(17.37)%	19.30%	9.53%	(3.07)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.74%J	.74%	.75%	.76%	.75%	.75%
Expenses net of fee waivers, if any	.74%J	.74%	.75%	.76%	.75%	.75%
Expenses net of all reductions	.72%J	.74%	.74%	.75%	.75%	.75%
Net investment income (loss)	1.58%J	1.56%B	1.21%	1.66%C	1.48%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$80,915	$104,581	$85,385	$121,110	$117,276	$126,007
Portfolio turnover rateK	106%J	68%	68%	53%	108%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 D Total distributions of $4.08 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $3.878 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2020

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,034,431
Gross unrealized depreciation	(43,986,421)
Net unrealized appreciation (depreciation)	$(9,951,990)
Tax cost	$367,378,029

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Strategies Portfolio	186,971,888	194,450,944

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$8,112
Service Class 2	224,359
$232,471

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$22,495.06
Service Class	5,098.06
Service Class 2	56,444.06
Investor Class	58,557.14
	$142,594

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Value Strategies Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Strategies Portfolio	$6,721

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Value Strategies Portfolio	$490

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $1,047. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26,334 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $844.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$4,288,888	$9,205,312
Service Class	1,007,833	2,084,878
Service Class 2	10,998,053	19,932,639
Investor Class	5,305,745	10,489,307
Total	$21,600,519	$41,712,136

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2020	Year ended December 31, 2019	Six months ended June 30, 2020	Year ended December 31, 2019
Initial Class
Shares sold	2,150,312	921,803	$20,937,139	$11,222,847
Reinvestment of distributions	347,560	808,256	4,288,888	9,205,312
Shares redeemed	(1,407,918)	(2,418,666)	(14,358,447)	(29,808,220)
Net increase (decrease)	1,089,954	(688,607)	$10,867,580	$(9,380,061)
Service Class
Shares sold	110,810	187,699	$1,047,521	$2,316,127
Reinvestment of distributions	81,871	183,456	1,007,833	2,084,878
Shares redeemed	(266,302)	(284,873)	(2,784,099)	(3,440,970)
Net increase (decrease)	(73,621)	86,282	$(728,745)	$960,035
Service Class 2
Shares sold	1,467,746	2,012,188	$14,545,514	$24,961,583
Reinvestment of distributions	881,961	1,732,895	10,998,053	19,932,639
Shares redeemed	(1,676,530)	(1,588,785)	(16,618,336)	(19,392,966)
Net increase (decrease)	673,177	2,156,298	$8,925,231	$25,501,256
Investor Class
Shares sold	1,273,382	1,217,186	$12,283,031	$14,730,629
Reinvestment of distributions	433,122	927,017	5,305,745	10,489,307
Shares redeemed	(1,497,003)	(1,958,595)	(14,842,687)	(23,647,458)
Net increase (decrease)	209,501	185,608	$2,746,089	$1,572,478

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 26% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 39% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 to June 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period-B January 1, 2020 to June 30, 2020
Initial Class	.66%
Actual		$1,000.00	$795.40	$2.95
Hypothetical-C		$1,000.00	$1,021.58	$3.32
Service Class	.76%
Actual		$1,000.00	$794.60	$3.39
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Service Class 2.91%
Actual		$1,000.00	$794.60	$4.06
Hypothetical-C		$1,000.00	$1,020.34	$4.57
Investor Class	.74%
Actual		$1,000.00	$795.00	$3.30
Hypothetical-C		$1,000.00	$1,021.18	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Value Strategies Portfolio

2019 Total Return % vs. Morningstar Mid-Cap Value and Russell Midcap Value:
75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
4.00
2.00
0.00
-2.00
-4.00
3.68
3.85
1.45
1.13
-2.10
34.00
32.00
30.00
28.00
26.00
24.00
32.72
31.46
30.44
29.32
25.20
40.0
35.0
30.0
25.0
20.0
38.4
38.6
28.6
27.0
24.3
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	64%	60%	42%
Service Class	64%	58%	39%
Service Class 2	62%	53%	34%
Investor Class	65%	59%	41%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Value Strategies Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Service Class 2 ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and the competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,132,346,192.263	95.686
Withheld	491,342,869.791	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,101,337,946.609	95.494
Withheld	522,351,115.445	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	94.876
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	222,312,265.595	75.714
Against	27,660,849.161	9.421
Abstain	43,647,950.267	14.865
Broker Non-Vote	0.00	0.00
TOTAL	293,621,065.023	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPVS-SANN-0820
1.774744.118

Item 2.

Code of Ethics

Not applicable.

Item 3.

Audit Committee Financial Expert

Not applicable.

Item 4.

Principal Accountant Fees and Services

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Variable Insurance Products Fund III’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Variable Insurance Products Fund III’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 20, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	August 20, 2020